"***" INDICATES MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.  MATERIAL HAS BEEN OMITTED FROM 52 PAGES OF THIS EXHIBIT.

Exhibit 10.4

INM-CO/00-2524/lt

CONTRACT

FOR THE PURCHASE OF

INMARSAT 4 SPACECRAFT

BETWEEN

INMARSAT LIMITED

AND

ASTRIUM SAS

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CONTRACT FOR PURCHASE OF INMARSAT 4 SPACECRAFT

Article	Title

Preamble
Article 1	Definitions
Article 2	Scope of Work
Article 3	Contractor Deliverables
Article 4	Performance Schedule
Article 5	Prices
Article 6	Taxes and Duties
Article 7	Payment Terms
Article 8	Access to Work in Progress
Article 9	Final Acceptance
Article 10	Title and Assumption of Risk
Article 11	Warranty
Article 12	Corrections in Unlaunched Spacecraft
Article 13	Inmarsat’s Rights in Intellectual Property
Article 14	Industrial and Intellectual Property Rights Indemnity
Article 15	Loss and Damage Indemnity
Article 16	Disclaimer of Liability at Launch Site
Article 17	Consequences of Force Majeure
Article 18	Governmental Authorisations
Article 19	Remedies for Late Delivery
Article 20	Remedies for Exceeding Specified Mass
Article 21	Spacecraft Performance Incentives
Article 22	Remedies for Non-Delivery of Information About Data and Inventions
Article 23	Termination in Special Circumstances
Article 24	Inmarsat’s Other Remedies for Breach
Article 25	Contractor’s Remedies for Breach
Article 26	Termination for Convenience
Article 27	Key Personnel

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Article 28	Key Subcontractors
Article 29	Selection of Subcontractors and Suppliers
Article 30	Examination of Technical Annexes
Article 31	Changes
Article 32	Options
Article 33	Option to Store Spacecraft
Article 34	Applicable Law
Article 35	Arbitration
Article 36	Assignment
Article 37	Confidentiality
Article 38	Public Release of Information
Article 39	Communications
Article 40	Responsible Officers
Article 41	Time Limits
Article 42	Order of Precedence
Article 43	Entire Agreement
Article 44	Limitation of Liability
Article 45	Joint Contingency Fund
Article 46	Launch Vehicle Compatibility

Appendices

Appendix 1	Contract Change Notice
Appendix 2	Request for Deviation/Waiver

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Annexes

A.	Statement of Work
B.	Technical Specifications and Operational Requirements
C.	Price Breakdown
D.	Payment Plan
E.	Performance Algorithm
F.	Termination Profiles
G.	Governmental Authorisations
H.	Key Personnel
I.	Key Subcontractors
J.	Overall Test Plan
K.	Product Assurance Requirements
L.	Radiation Environment
M.	Price Breakdown for Optional Spacecraft
N.	Payment Plan for Optional Spacecraft
O.	Price Breakdown and Payment Plan for Options

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Preamble

This is a Contract between Astrium SAS (hereinafter referred to as the “Contractor”), a company established under the laws of France, with its office at 37, avenue Louis-Breguet BP1, 78146 Vélizy-Villacoublay Cedex, Paris, France, and Inmarsat Ltd, a limited liability company established under the laws of England and Wales (hereinafter referred to as “ Inmarsat”), with its registered office at 99 City Road, London EC1Y 1AX, England.

The effective date of this contract (EDC) is 11 May 2000.

Article 1                       Definitions

A.           “Background Data” means Technical Data and Information generated prior to or apart from this Contract or any Subcontract but directly utilised in the execution of the Work performed under this Contract or any Subcontract and necessary for the use, repair, or maintenance of any product actually delivered under this Contract.

B.             “Background Invention” means any invention, discovery, improvement, or innovation of more than a trifling or routine nature, whether or not patentable, generated prior to or apart from this Contract or any Subcontract but directly utilised in the execution of the Work performed under this Contract or any Subcontract and necessary for the use, repair or maintenance of any product actually delivered under this Contract.

C.             “Contract Price” shall be as identified in Article 5, entitled Prices, and is inclusive of performance incentives.

D.            “Combined Mass” means the total mass of the Spacecraft (dry mass) and propellant load.  The Spacecraft dry mass specification is given in Annex B, Section 2.3.1 and the propellant load shall be commensurate with the baseline Orbital Requirements defined in Annex B, Section 2.2 and the Launch Requirements given in Annex B, Section 2.3.

E.              “Deliverable Data” means any Technical Data and Information identified in Appendix 5 of Annex A hereto, entitled Statement of Work, as being deliverable by the Contractor under this Contract.

F.              “Final Acceptance” shall be as defined in Article 9, entitled Final Acceptance.

G.             “Force Majeure”  means an event, including but not limited to an act of God, unusually severe weather, earthquake, fire, flood, war, an act of any Government in its sovereign capacity (other than in relation to import or export licences), a nuclear incident, terrorist acts, national strikes, or national freight embargoes which in every case is not reasonably foreseeable and is beyond the reasonable control and without the fault or negligence of the party affected.

H.            “Foreground Data” means any Technical Data and Information generated in the performance of the Work under this Contract or any Subcontract.

I.                 “Foreground Invention” means any invention, discovery, improvement, or innovation of more than a trifling or routine nature, whether or not patentable, generated in the performance of the Work under this Contract or any Subcontract.

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J.                “Indemnitee” shall include Inmarsat, its holding company,  any subsequent owner or lessee of the Spacecraft, and the officers, employees, agents, or subsidiaries of any of them.

K.            “Inmarsat Purposes” means the use of Technical Data and Information in connection with the design, development, construction, establishment, operation and maintenance of equipment and components for use in connection with the Inmarsat Space Segment or any earth station which operates or will operate in conjunction therewith.

L.              “Inmarsat Space Segment” means the Spacecraft and the tracking, telemetry, command, control, monitoring and related facilities and equipment owned or leased by Inmarsat and required to support the operation of the Spacecraft.

M.         “Lift-Off” or “Launch” means that point in time the Launch sequence becomes irreversible and the Launch Vehicle physically separates from the Launch pad.

N.            “Launch Readiness Review” means that review defined in Section 7.4.4 of Annex A, entitled Statement of Work.

O.            “Launch Vehicle” means a launch vehicle designated by Inmarsat with respect to each Spacecraft pursuant to Sections 3.2 of Annex A or, as the context so requires, pursuant to Paragraphs D and E of Article 19 hereof, entitled Remedies for Late Delivery, or Paragraph G of Article 20 hereof, entitled Remedies for Exceeding Specified Mass.

P.              “Orbital Life” is defined in Section 2.2.2.1 of Annex B.

Q.            “Pre-Shipment Review” means that review defined in Section 7.4.3.1 of Annex A, entitled Statement of Work.

R.             “Satisfactory Operation” means that the available data demonstrates that the Spacecraft meets all of the requirements in Annex B, entitled Technical Specifications and Operational Requirements.

S.              “Software” means those computer programmes listed in Annex A, Appendix 3 together with any documentation related thereto.

T.             “Spacecraft” means all of the flight equipment and services necessary to meet the requirements in Annex B, including integration and compatibility with the Launch Vehicle.

U.            “Subcontract” and “Subcontractor” means any subcontract or subcontractor of the Contractor of any tier under the Contractor.  For the avoidance of doubt, the term “Subcontractor” also includes suppliers.

V.             “Successful Injection” means injection into geosynchronous orbit such that there is no damage to the Spacecraft resulting from Launch Vehicle malfunction; at the time of separation from the Launch Vehicle, the elements of the orbit and the Spacecraft orientation are within the limits specified by the Launch Vehicle agency; and the stationkeeping parameters upon achieving geosynchronous orbit are within the limits specified in Annex B.

W.        “Technical Data and Information” includes, but not by way of limitation, technical writings, sound recordings, computer programmes, pictorial reproductions, drawings,

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and other graphic representations and works of similar nature, and any other data necessary to enable the manufacture of any item or the practice of any process manufactured or practised pursuant to this Contract or the performance of any Work under this Contract or the use, repair or maintenance of any item delivered under this Contract, whether or not copyrighted, to the extent that the same are of the type customarily retained in the normal course of business.  The term does not include financial reports, cost analyses, and other information incidental to contract administration.

X.            “Work” means all of the activities required to be performed by the Contractor pursuant to Annex A including but not limited to the Spacecraft and all labour, services, acts, tests, items, materials, data, documentation, equipment and any and all other matters and things to be furnished hereunder and all rights to be transferred under this Contract.

Article 2                       Scope of Work

The Contractor shall provide the Work including three (3) Spacecraft, all in accordance with the terms and conditions of this Contract, including its Annexes.

Article 3                       Contractor Deliverables

A.    The Work to be delivered by the Contractor, the delivery locations, and the mode of delivery are specified in Appendices 3 and 4 of Annex A hereto, entitled Statement of Work.

B.    The documentation to be delivered by the Contractor is specified in Appendix 5 to Annex A hereto, entitled Statement of Work.  All such documentation is to be delivered to the delivery locations specified in Appendices 3 and 4 of Annex A hereto, entitled Statement of Work, by electronic transmission, air mail, or surface mail, as directed by Inmarsat.

Article 4                       Performance Schedule

All Work shall be performed in accordance with the Summary Programme Schedule referred to in Section 3.1 of Annex A hereto, entitled Statement of Work.  Deliverables shall be delivered in accordance with the delivery times specified therefor in Appendices 3, 4 and 5 of Annex A.

Article 5                       Prices

A.    The prices for all Work are specified in Annex C hereto, entitled Price Breakdown.  These prices are inclusive of all transportation and transport insurance, associated with import or export, and other charges related to delivery of items identified in Appendices 3, 4 and 5 of Annex A hereto, entitled Statement of Work, or associated with the use of any items identified in Section 4 of Annex A. They also include all taxes, duties, and similar liabilities, EXCEPT as otherwise indicated in Paragraphs A, C and D of Article 6 hereof, entitled Taxes and Duties.  All prices are firm, fixed and not subject to adjustment due to changes in economic conditions, except for those in Annex M which are fixed prices subject to adjustment in accordance with the formula identified in Annex M.

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B.    The prices referred to in Paragraph A of this Article include compatibility with Ariane 5.  At the time Inmarsat designates one or more Launch Vehicles with respect to a Spacecraft pursuant to Section 3.2 of Annex A, the price for that Spacecraft will be adjusted in accordance with the provisions of Annex O, entitled Price Breakdown and Payment Plan for Options.

C.    The prices shall be payable in accordance with Article 7 hereof, entitled Payment Terms.  Payment shall be subject to Article 9 hereof, entitled Final Acceptance, and Article 21 hereof, entitled Spacecraft Performance Incentives.

Article 6                       Taxes and Duties

A.    Subject to Paragraph B of this Article, Inmarsat shall pay any UK value added tax that becomes due by reason of the performance of the Work.  The prices referred to in Article 5 hereof, entitled Prices, do not include such tax.

B.    In cases where Inmarsat is exempt from such tax or Taxes as defined in Paragraph D below or is capable of recovering such tax or Taxes,  the Contractor shall take all necessary steps to facilitate such exemption by:

1.     Using reasonable efforts to bring about the exemption before submitting the invoices to Inmarsat; and

2.     Complying with all formalities necessary to enable Inmarsat to claim reimbursement with respect to taxes or Taxes that have been paid.  For this purpose, the Contractor shall comply with the reasonable instructions given to it by Inmarsat and provide in due time the information and documentary evidence that Inmarsat reasonably requires.

C.    With the EXCEPTION of those taxes specified in Paragraph A of this Article and subject to Paragraph D of this Article, the Contractor shall be responsible for, and shall hold Inmarsat harmless from, all taxes, duties, and similar liabilities that may arise under any present or future national, federal, state, or local laws, and which become due by reason of the performance of the Work under this Contract or any Subcontract, and shall comply with any requirements of such laws as may be necessary to effectuate this Contract.

D.    The prices referred to in Article 5 hereof, entitled Prices, exclude any present or future customs duties, additional taxes due at the importation including any charges due for temporary importation of items, fees, import VAT, VAT otherwise due and other similar taxes payable in the Russian Federation (by way of withholding or otherwise) (collectively “Taxes”).  Inmarsat shall not be responsible for any present or future profit tax or income tax, road users’ tax and housing tax that may be payable by the Contractor in the Russian Federation by reason of the performance of Work under this Contract, subject to the Double Tax Treaty between the Russian Federation and France.  Should the Contractor be required to pay Taxes due to the performance of the Work, Inmarsat shall bear the cost of these expenses leaving the Contractor in the same economic position as if such Taxes had not been required.

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Article 7                       Payment Terms

A.            Progress Payments

1.               The prices referred to in Article 5 hereof, entitled Prices, shall be paid by Inmarsat in accordance with Annex D hereto, entitled Payment Plan, and with the terms of this Article.

2.               With respect to each milestone payment specified in Annex D, the Contractor shall submit an invoice to Inmarsat when the corresponding milestone event has been completed.  Each invoice shall contain or be accompanied by a written certification from the Contractor that the milestone event has been completed.

3.               Inmarsat shall pay each amount within thirty (30) days after Inmarsat receives the invoice and certification, PROVIDED that, if Inmarsat determines that the requirements for such milestone event have not been fulfilled, and if Inmarsat gives the Contractor notice of such non-fulfilment within fifteen (15) days after receipt of the certification, the applicable payment shall not be made until within thirty (30) days after Inmarsat has determined that the requirements for such milestone event have been fulfilled.

4.               All invoices shall be submitted in an original and one (1) copy marked for the attention of the responsible officer identified in Article 40 hereof, entitled Responsible Officers.  Any taxes and duties shall be separately identified.

5.               The Contractor shall have no right to obtain partial payment for milestone events that are not completely fulfilled.

6.               If the Contractor fulfils any milestone event earlier than the time specified therefor in Annex D, Inmarsat shall not be required to make the corresponding progress payment but may elect to do so if the programme schedule is enhanced by the early fulfilment of the milestone event.

7.               Nothing herein prohibits the Contractor from issuing invoices in respect of and being paid for milestone events fulfilled out of sequence with the payment plan identified in Annex D.

B.            Other Payments By Either Party

With respect to any other amount payable under this Contract, the party entitled to payment shall make written demand therefor, or shall submit an invoice if so requested by the payor, after such entitlement becomes established, and the payor shall make payment within thirty (30) days after receipt of the written demand or invoice.

C.            Manner of Payment

Any payment shall be deemed to have been made when credit for the payable amount is established in the payee’s designated bank account, in the applicable currency specified for such payment in this Contract.

D.            Late Payment

Late payments by either party shall be subject to interest at the daily London Interbank Offer Rate (LIBOR) plus 2% for the applicable currencies calculated from the day following the due date until the date of actual payment.

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E.              Payment Offset

Inmarsat shall have the right to offset monies due to the Contractor under this Contract against sums due to Inmarsat under this Contract.

Article 8                       Access to Work in Progress

A.    This Article shall be subject to applicable laws and regulations relating to disclosure and use of technical information and information to which Inmarsat has access under this Article shall be subject to the provisions of Article 13 hereof, entitled Inmarsat’s Rights in Intellectual Property, and Article 37 hereof, entitled Confidentiality.

B.    The Contractor shall provide for review meetings with Inmarsat, and submit reports and documentation, in accordance with Annex A hereto, entitled Statement of Work.  Any approvals granted by Inmarsat at a design review or other review meetings, or with respect to any documentation, shall not relieve the Contractor from responsibility and shall be without prejudice to Inmarsat’s rights under this Contract in the event that any deliverable items do not satisfy the requirements of this Contract.

C.    Inmarsat shall have the right, at all reasonable times during the performance of this Contract, subject to reasonable notice to the Contractor and to any applicable security regulations of the Contractor and its Subcontractors, to monitor the Work in progress at the plants of the Contractor and its Subcontractors or other relevant locations, including, but without limitation to:

1.     Access to all design, development, and manufacturing activities, including development and engineering model testing; and

2.     In accordance with Annex J hereto, entitled Overall Test Plan, the right to witness all qualification, protoflight, and acceptance testing of all deliverable equipment, including development tests used for the purpose of demonstrating qualification.

D.    If Inmarsat determines that any of the Work will not conform to the requirements of this Contract, Inmarsat shall promptly notify the Contractor of the particulars, and the Contractor shall promptly make the necessary corrections at its own cost.  The decision as to how to make the corrections shall be in the Contractor’s discretion, but shall require consultation with Inmarsat.  If the Contractor fails to make such corrections promptly, and to Inmarsat’s satisfaction, the remedies in Paragraph C of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply.  Nothing in this paragraph shall relieve the Contractor from its obligation to comply with the delivery schedule referred to in Article 4 hereof, entitled Performance Schedule.  Moreover, any failure of Inmarsat to detect deficiencies while monitoring and inspecting Work in progress shall be without prejudice to Inmarsat’s right to notify the Contractor of such deficiencies pursuant to Article 9 hereof, entitled Final Acceptance.

E.     During the period of performance of the Work, all documentation and data relating thereto shall, upon Inmarsat’s request and at Inmarsat’s election, be made available for inspection and copying at the plants of the Contractor and its Subcontractors, or be provided to Inmarsat.  With respect to any such documentation and data other than Deliverable Data, the reasonable costs of copying or delivery shall be reimbursed by Inmarsat.  For a period of three (3) years after termination or expiration of this Contract, to the extent that such documentation and data is of a type normally retained by the

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Contractor and its Subcontractors, it shall continue to be available under the same terms and conditions.

F.     The provisions of this Article shall also apply to the design, manufacturing, and test history of other programmes in the heritage of the Spacecraft, EXCEPT to the extent that any of these provisions would violate contracts between the Contractor or its Subcontractors and the customers of such other programmes.

G.    Subject to reasonable arrangements to ensure confidential treatment of proprietary information and to the provision below, the same rights of access granted to Inmarsat in this Article shall be granted to any technical consultants working for Inmarsat in connection with this Contract or projects related to the Work, and to the technical consultants of any entities providing, or working with Inmarsat to obtain, insurance or external financing of the Spacecraft or associated Launch services (“Inmarsat Consultants”).

H.    Inmarsat shall submit to the Contractor the individual names of any proposed Inmarsat Consultants who require access to any premises and/or to any of the Contractor’s or its Subcontractors’ proprietary information and the Contractor shall have the right to approve such access for such Consultants. The Contractor shall approve or disapprove of any such individual names submitted by Inmarsat for such access within two (2) days of Inmarsat’s submission. Such approval shall not be unreasonably withheld by the Contractor unless such Consultants are employed or are contracted to provide services to another spacecraft manufacturer.  In the event the Contractor disapproves of a proposed Inmarsat Consultant, the Contractor shall as soon as practicable provide Inmarsat with an oral or written explanation.

I.      The Contractor will pass through to its Key Subcontractors the provisions of this Article.  Where practical such provisions shall be passed through in the same form but the Contractor may vary the wording of the same provided that Inmarsat’s rights are fully secured thereby.

J.     The Contractor will use all reasonable efforts to pass through to Subcontractors other than the Key Subcontractors the provisions of this Article.  In any case where the Contractor is unable to pass through the provisions of this Article to a Subcontractor other than a Key Subcontractor, Inmarsat’s rights of access shall be no less than the Contractor’s rights.

Article 9                       Final Acceptance

A.    All Work (other than Source Codes) shall be subject to Final Acceptance by Inmarsat, which for Spacecraft shall be accomplished in the Launch Readiness Review referred to in Section 7.4.4 of Annex A hereto, entitled Statement of Work, EXCEPT as otherwise provided in Paragraph B(3) of Article 33 hereof, entitled Option to Store Spacecraft, and for non-Spacecraft items shall be accomplished in accordance with the requirements given in Appendix 3 of Annex A hereto entitled Statement of Work.

B.    Final Acceptance for Spacecraft shall be evidenced by issuance by Inmarsat of a certificate of Final Acceptance, which shall be provided to the Contractor by Inmarsat promptly following successful completion of such Launch Readiness Review.

C.    The Contractor’s right to retain any progress payments made pursuant to Paragraph A of Article 7 hereof, entitled Payment Terms, shall be conditional upon Final

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Acceptance of the Spacecraft to which such payments relate.  Payment of progress payments shall not be construed as acceptance of any part of the Work, UNLESS the milestone event to which the progress payment corresponds is so defined.  If any Spacecraft is not finally accepted, the progress payments relating to it shall be subject to refund to the extent such refund is provided for in other Articles of this Contract.

D.    If Inmarsat determines that any deliverables do not conform to the requirements of this Contract, Inmarsat shall promptly notify the Contractor of the particulars, and the Contractor shall promptly make the necessary corrections at its own cost.  The decision as to how to make the corrections shall be in the Contractor’s discretion, but shall require consultation with Inmarsat.  If the Contractor fails to make such corrections promptly, and to Inmarsat’s satisfaction, the remedies in Paragraph C of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply. In the event that Inmarsat does not notify the Contractor of any non conformances with respect to the requirements of the Contract in respect of deliverables other than the Spacecraft or other deliverables for which there is a Final Acceptance Review as defined in Section 7.4.5 of Annex A, within thirty (30) days of delivery in accordance with Article 19, such deliverables shall be deemed accepted at the end of such period.

Article 10                Title and Assumption of Risk

A.    With respect to all deliverable equipment other than Software (but including the media containing the Software) identified in Appendix 3 of Annex A hereto, entitled Statement of Work, the Contractor warrants to Inmarsat that it will deliver good title, free from any claim, lien, pledge, mortgage, security interest, or other encumbrances, including, but not by way of limitation, those arising out of or connected with the performance of the Work.

B.    Title and risk of loss of or damage to each Spacecraft shall pass to Inmarsat at Lift-Off, PROVIDED that, if the Spacecraft is placed in storage pursuant to Paragraph D of Article 19 hereof, entitled Remedies for Late Delivery, or where the Combined Mass has been exceeded as provided for in Article 20 hereof, entitled Remedies for Exceeding Specified Mass, title and risk of loss shall pass in accordance with Paragraph 9 of Article 33B hereof, entitled Option to Store Spacecraft.

C.    Title (other than in Software but including the media containing the Software) and risk of loss of or damage to any deliverable equipment other than the Spacecraft shall pass to Inmarsat upon Final Acceptance in accordance with Article 9, entitled Final Acceptance, except for the TT&C Suitcase Simulator, for which title shall pass to Inmarsat upon delivery to Inmarsat in accordance with the requirements of Appendix 3 of Annex A hereto, entitled Deliverable Equipment and Services.

D.    The risk of loss of or damage to any equipment delivered by Inmarsat to the Contractor shall remain with the Contractor at all times until returned to Inmarsat.

E.     Title to deliverable documents specified in Appendix 5 of Annex A, or any documents delivered pursuant to any other provision of this Contract, shall pass to Inmarsat at the time of delivery.

F.     In respect of Software, the Contractor shall grant the rights identified in Paragraphs G and J of Article 13, entitled Inmarsat’s Rights in Intellectual Property.

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Article 11                Warranty

A.    Notwithstanding any prior inspection or acceptance by Inmarsat, the Contractor provides the following warranty with respect to all equipment and services specified in Article 3 hereof, entitled Contractor Deliverables, except for source codes for which no warranty is given:

1.     All equipment shall be free from any defects in design, materials or workmanship unless waived in writing by Inmarsat in accordance with Paragraph K of Article 31, entitled Changes and, UNLESS otherwise agreed in writing by Inmarsat, shall not have been previously used or refurbished.

2.     All services shall be performed in a skilful and workmanlike manner consistent with the generally accepted custom and practice in the industry.

3.     All equipment and services shall conform to the requirements specified in this Contract, including its Annexes.

B.    This warranty in relation to Spacecraft shall commence at the time of Final Acceptance pursuant to Article 9 hereof, entitled Final Acceptance, and shall run until the Spacecraft is Launched, or for a period of five (5) years, whichever occurs first, PROVIDED that, if the Spacecraft is placed in storage pursuant to Paragraph D of Article 19 hereof, entitled Remedies for Late Delivery, or where the Combined Mass has been exceeded as provided for in Article 20 hereof, entitled Remedies for Exceeding Specified Mass, the warranty shall run in accordance with Paragraph B(10) of Article 33 hereof, entitled Option to Store Spacecraft. The warranty for all deliverable equipment and Software, other than Spacecraft, shall commence at the time of Final Acceptance for a duration of one (1) year except that the warranty for the Payload Control System Software shall extend until one (1) year following successful completion of the PCS-to-Satellite Compatibility Test.  The warranty for services shall commence upon their completion for a duration of one (1) year.

C.    In the event of defective or non-conforming equipment or services, Inmarsat may require the Contractor to correct or replace the defective or non-conforming item at the Contractor’s expense.  The decisions whether the non-conforming item is to be corrected or replaced, and how to make any corrections, shall be in the Contractor’s discretion, but shall require consultation with Inmarsat.  If the Contractor does not correct or replace the item promptly after notification from Inmarsat, or if the Contractor fails to do so to Inmarsat’s satisfaction, the remedies in Paragraph C of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply.

D.    With respect to any defective item that is corrected or replaced, the warranty period specified in Paragraph B of this Article shall be a cumulative period, including the period prior to correction or replacement and the period thereafter.

E.     The Contractor shall not be responsible for any defects or non-conformances in items caused by the failure of Inmarsat to operate or maintain such items (or part thereof) in accordance with the Contractor’s operation manuals provided that such operation manuals do not conflict with the contractual requirements in respect of such items, or which arise due to modifications or alterations to such items by or on behalf of Inmarsat or by a third party without the Contractor’s prior written authorisation.

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F.     EXCEPT AS OTHERWISE PROVIDED IN THIS CONTRACT, THE WARRANTY IN THIS ARTICLE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AT LAW (INCLUDING STATUTE) OR IN EQUITY.

Article 12                Corrections in Unlaunched Spacecraft

A.    If, at any time prior to the Launch of any Spacecraft, data available with respect to any other Spacecraft or any programmes in the heritage of the Spacecraft indicates that defects exist that may adversely affect the operation of such Spacecraft, the Contractor shall take prompt appropriate corrective measures at its own expense so as to eliminate the deficiencies from all unlaunched Spacecraft to Inmarsat’s satisfaction.  Should the Contractor admit that such a defect exists but dispute that such defects will recur in unlaunched Spacecraft, the onus of proof shall be on the Contractor to demonstrate that such defects will not recur.  The decision as to how to make the corrections shall be in the Contractor’s discretion, but shall require consultation with Inmarsat.  If the Contractor fails to take such corrective measures promptly, and to Inmarsat’s satisfaction, the remedies in Paragraph C of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply.

B.    If such corrections will affect the Contractor’s ability to comply with the delivery schedule referred to in Article 4 hereof, entitled Performance Schedule, the parties shall in good faith negotiate adjustments to that schedule.

C.    The Contractor shall not be required to disclose in-orbit data about spacecraft owned by others if such disclosure would violate contracts between the Contractor or its Subcontractors and such owners but the Contractor shall be required to notify Inmarsat of deficiencies in such spacecraft within the scope of Paragraph A of this Article.

Article 13                Inmarsat’s Rights in Intellectual Property

A.    The Contractor hereby grants to Inmarsat the world-wide, irrevocable, non-exclusive, royalty-free right to use and to sub-licence others to use for Inmarsat Purposes any Foreground Data or Foreground Invention.  Any sub-licence granted by Inmarsat shall be non-exclusive and shall not include the right for the sub-licencee to grant further sub-licences.

B.    The Contractor shall, as soon as practicable and in any event upon completion of the Work to be performed under this Contract, provide Inmarsat with full written details of any Foreground Data or Foreground Invention.

C.    Subject to the remainder of this Article, the Contractor shall have the right to file patent applications in respect of any Foreground Invention. If the Contractor does not wish to patent any Foreground Invention in any jurisdiction or wishes to discontinue prosecution of any patent application in such jurisdiction, then it shall so notify Inmarsat in writing. Inmarsat shall then have the right to file a patent application or, as appropriate, prosecute any existing patent application, in which case, the Contractor shall assign to Inmarsat the entire right, title and interest in the Foreground Invention or patent application for such jurisdiction. Each of the Contractor and Inmarsat shall ensure that it takes no action which would adversely affect the patentability of any Foreground Invention.  Should Inmarsat obtain a patent on any Foreground Invention, then the Contractor shall have the irrevocable royalty-free, non-exclusive right to use and sub-licence others to use the same.

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D.    To the extent that the Contractor has or has been granted such right or subsequently is granted such right, Inmarsat and any subsequent owner, lessee or any third party to whom deliverable equipment (including the Spacecraft) is disposed of shall have the royalty-free, non-exclusive right to use, or have third parties who are not competing spacecraft manufacturers (provided always that such restriction shall not apply if and to the extent that Inmarsat has elected to have all or part of the Work completed by a third party under the provisions of Paragraphs A.3.a and C.1 of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach) use on their behalf, Background Data and Background Inventions solely for the purpose of, using, repairing or maintaining such deliverable equipment.  The Contractor shall use all reasonable efforts to obtain such rights and shall promptly notify Inmarsat of any failure to obtain the same.

E.     With the exception of Deliverable Data listed in Appendix 6 of Annex A hereto, entitled Statement of Work, for which Inmarsat shall have unrestricted rights to copy and use for Inmarsat Purposes, Inmarsat shall have the right to copy and use Deliverable Data for Inmarsat Purposes subject to the provisions of Paragraphs A and D of this Article.

F.     The Contractor shall do all acts and things or execute any documents as may be reasonably required by Inmarsat to vest or perfect the rights granted hereunder.

G.    In respect of Software, the Contractor hereby grants to Inmarsat, subject to the provisions of Paragraph H of this Article, the world-wide, irrevocable, non-exclusive, royalty-free right to use and to sub-licence others to use for Inmarsat Purposes. Any sub-licence granted by Inmarsat shall be non-exclusive and shall not include the right for the sub-licencee to grant further sub-licences.

“Use” (or to “use”) in relation to Software means copying it from a store unit or medium into equipment, running or processing it, operating upon it, all of the aforementioned either alone or with other programmes, and producing copies including, where appropriate, in eye-readable form.

H.    Insofar as the Software contains commercial off-the-shelf software, then the Contract Price provides for the use of the number of copies specified in Appendices 3 and 4 of Annex A, entitled Statement of Work.  Should Inmarsat require additional copies it shall either itself procure the necessary rights or alternatively request the Contractor to procure such rights at Inmarsat’s cost.

I.      Nothing herein shall be construed as limiting any rights of Inmarsat or obligations of the Contractor under the Contract, including specifically the right of Inmarsat without payment of additional compensation to use, have used, deliver, lease, sell or otherwise dispose of, any item or part thereof required to be delivered by the Contractor.

J.     The Contractor has agreed to deliver to Inmarsat a copy of certain source codes as listed in Annex A Appendices 3 and 4 (the “Source Codes”) and will replace such copy if it is damaged or destroyed.  The Contractor hereby grants to Inmarsat the irrevocable, non-exclusive, royalty-free right (without the right to sub-license) to use the Source Codes for Inmarsat Purposes.  Inmarsat shall not use the Source Codes other than in locations in the United Kingdom or France provided that the Contractor shall not unreasonably withhold consent for use in other countries for operational reasons.

Without the prior written consent of the Contractor, Inmarsat will not (i) copy, modify (except as provided in Annex A), amend or extend any part, module or subset of any

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Source Code; or (ii) disclose to any third party or permit any third party to use any Source Code or any part, module or subset thereof; or (iii) use any Source Code or any part or module thereof other than for Inmarsat Purposes; or (iv) sell, lease, license or otherwise distribute or dispose of any Source Code or any part, module or subset thereof.

On breach by Inmarsat of its obligations under this Paragraph J of Article 13, the license granted by the Contractor hereunder shall immediately terminate, Inmarsat shall return all copies of the Source Codes or any part, module or subset thereof to the Contractor and Inmarsat shall indemnify the Contractor, its Subcontractors, and the officers, employees, agents, or subsidiaries of any of them from and against any loss, damage, liability, or expenses (including reasonable legal fees) resulting from such breach.

If there is any inconsistency between the provisions of this Paragraph J and the other Paragraphs of this Article 13, the provisions of Paragraph J shall prevail.

Article 14                Industrial and Intellectual Property Rights Indemnity

A.    This Article shall apply with respect to all claims that the manufacture, sale, lease, or use of any Spacecraft or any other item delivered pursuant to this Contract or used in the performance of the Work infringes any industrial or intellectual property right, including, but without limitation to, patents, trade marks, registered designs, and copyrights, or breaches any confidence, including trade secrets, except where such infringement arises from use or combination with any other item or to the extent such Spacecraft or item delivered under the Contract is modified following Final Acceptance by an entity other than Contractor or its Subcontractors, when and to the extent the infringement would not have occurred but for such combination, use or modification.

B.    The Contractor shall resist and defend or settle, at its own expense, any claims against any Indemnitees, and shall pay any royalties and other costs required by the settlement of such claims, and any damages and costs awarded and due and payable as a result of any legal action based on such claims, PROVIDED that the Indemnitees give the Contractor prompt notice of such claims, all necessary authority to defend or settle the claims on their behalf, and, at the request of the Contractor and at the Contractor’s cost, reasonable co-operation and assistance and such relevant information as is available to them.

C.    In the event that, as a result of any such claim, the manufacture or delivery of the Spacecraft or item is enjoined, or the sale, lease, or use thereof is enjoined after delivery, the Contractor shall do the following, in the order stated:

1.     Use all reasonable efforts (including but not limited to the payment of any necessary licence fees) to negotiate a license or other agreement with the plaintiff to resolve the alleged infringement.

2.     Subject to the technical approval of Inmarsat and any other Indemnitees directly affected by the injunction, modify the Spacecraft or item, by substitution of a non-infringing subsystem or component or otherwise, so that the Spacecraft or item will no longer be subject to the injunction, PROVIDED that this Article shall thereafter apply to the modified Spacecraft or item.

3.     In the event that neither of the foregoing alternatives is suitably accomplished by the Contractor, the Contractor shall be liable to the Indemnitees

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directly affected by the injunction, for direct damages suffered and costs reasonably incurred as a result of inability to use the Spacecraft or item.

D.    No infringement claims shall excuse the Contractor from the consequences of Article 19 hereof, entitled Remedies for Late Delivery.  Any injunction after delivery restricting use of delivered Spacecraft shall be treated as a Spacecraft deficiency for the purpose of Article 21 hereof, entitled Spacecraft Performance Incentives.

The Contractor’s obligations under this Article shall extend to all infringement claims arising during the in orbit lifetime of the Spacecraft.

Article 15                Loss and Damage Indemnity

A.    The following indemnities shall apply with respect to any loss of or damage to property, or personal injury or death, to the extent caused by any act or omission for which the Contractor, or its Subcontractors, or the employees or agents of any of them are legally liable, in the performance of the Work, EXCEPT as otherwise provided in Article 16 hereof, entitled Disclaimer of Liability at Launch Site, and PROVIDED that the Contractor shall have no obligation to provide indemnification from liabilities caused by any Spacecraft after Lift-Off or other items deliverable under this Contract after Final Acceptance :

1.     In the case of loss or damage, or injury or death, suffered by an Indemnitee, the causes of action and remedies shall be determined in accordance with the tort law or other applicable law in the relevant jurisdiction, EXCEPT that, in addition, the Contractor shall be responsible as indemnitor for the consequences of acts or omissions of its Subcontractors for which they are legally liable.

2.     In the case of loss or damage, or injury or death, suffered by third parties, including employees of the Contractor or its Subcontractors, the Contractor shall, at its own expense, defend any claims brought against any of the Indemnitees, and shall pay all damages and costs associated with settlements or awards in connection therewith, PROVIDED that the Indemnitees give the Contractor prompt notice of such claims, appropriate authority to defend the claims on their behalf, and, at the request of the Contractor, reasonable co-operation and assistance and such relevant information as is available to them.

B.    Inmarsat shall have a reciprocal obligation, subject to the same exceptions and provisos applied mutatis mutandis, to indemnify the Contractor, its Subcontractors, and the officers, employees, agents, or subsidiaries of any of them, with respect to loss of or damage to property, or personal injury or death, to the extent caused by any act or omission for which Inmarsat, its other contractors, or the employees or agents of any of them are legally liable, in connection with the Work.

C.    Without prejudice to Inmarsat’s rights under Article 11, entitled Warranty, Article 14, entitled Industrial and Intellectual Property Rights Indemnity, and Article 21, entitled Spacecraft Performance Incentives, Inmarsat shall indemnify and hold the Contractor, and its officers, employees, or agents harmless from and against any loss, damage, liability, or expenses (including reasonable legal fees) resulting from any third party claims which may arise in connection with the use, operation, performance, non-performance, failure or degradation of a Spacecraft after Lift-Off, or of other items deliverable under this Contract after Final Acceptance.

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Inmarsat shall resist and defend or settle, at its own expense, any claims against the Contractor, its officers, employees, or agents, and shall pay any costs required by the settlement of such claims, and any damages and costs awarded and due and payable as a result of any legal action based on such claims, PROVIDED that the Contractor gives Inmarsat prompt notice of such claims, all necessary authority to defend or settle the claims on its behalf, and, at the request of Inmarsat and at Inmarsat’s cost, reasonable co-operation and assistance and such relevant information as is available to it.

This indemnity shall not apply to the extent that a claim arises from the negligence of the Contractor.

Article 16                Disclaimer of Liability at Launch Site

A.    With respect to loss of or damage to property, or personal injury or death, arising out of activities at the Launch site, both parties agree to enter into any inter-party waiver of liability that is required in connection with each Launch Vehicle.

In addition to any agreements required in connection with each Launch Vehicle, and notwithstanding anything to the contrary in Article 15 hereof, entitled Loss and Damage Indemnity, the parties hereby waive any claims against each other arising out of activities at the Launch site, EXCEPT that risk of loss of or damage to the Spacecraft shall continue to be governed by Article 10 hereof, entitled Title and Assumption of Risk.

Article 17                Consequences of Force Majeure

A.    The purpose of this Article is to establish the consequences of Force Majeure events preventing either party from complying with any of its obligations under this Contract.  For the avoidance of doubt the payment obligations of either party shall not be the subject of Force Majeure.

B.    Any party whose ability to perform is affected by a Force Majeure event shall take all reasonable steps to mitigate the impact of such event.

C.    If the effect of a Force Majeure event is temporary, subject to Paragraph D of this Article, the party so affected shall not be responsible for any consequent delay, and the relevant schedule or time period shall be extended accordingly, if notice is given to the other party within seven (7) days after the party affected becomes aware, or should reasonably have become aware, that the event has occurred.  At the time of the initial notice of the occurrence of the event, or as soon thereafter as possible, the party affected shall inform the other party of the extent of the delay expected as a result of the event.

D.    In the case of one or more Force Majeure events notified by the Contractor having a temporary effect on the ability of the Contractor to deliver any Spacecraft within the schedule referred to in Article 4 hereof, entitled Performance Schedule, if the effect is, or will be, to delay such delivery by more than *** (***) days, or in the case of Force Majeure events notified by the Contractor permanently preventing the Contractor from complying with the schedule, Inmarsat may declare this Contract to be discharged as to the Spacecraft so affected.  With respect to such Spacecraft, Article 26 hereof, entitled Termination for Convenience, shall be applied mutatis mutandis to determine the impact on the Contractor and the Contractor shall be entitled to *** of the

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amount to which it would have been entitled under Article 26. The Contractor will retain title to the Work but beneficial ownership will be shared equally between the parties.  Inmarsat shall not transfer, charge or otherwise dispose of its rights of beneficial ownership to a third party and shall release any rights of beneficial ownership upon either a sale in accordance with Paragraph E of this Article or at the end of the *** period referred to in Paragraph E of this Article.

E.     Following a termination according to the provisions of Paragraph D of this Article 17 the Contractor may proceed with the sale of such Spacecraft with Inmarsat’s agreement.  The proceeds realised from any subsequent sale of such Spacecraft shall be applied first to the reasonable costs and expense incurred by the Contractor for the storage, protection, removal, modification, completion, sale, and delivery of such Spacecraft, and the remaining amount shall be *** between the Contractor and Inmarsat.  The Contractor shall have no obligation to pay to Inmarsat any proceeds of the sale of such Spacecraft unless the Contractor has contracted to sell the Spacecraft within *** months after such termination.

Article 18                Governmental Authorisations

A.    The Contractor shall be responsible for obtaining and maintaining all governmental authorisations necessary for the performance of the Work. Inmarsat agrees to provide all reasonable assistance to the Contractor and its Subcontractors in obtaining and maintaining all such governmental authorisations.  The key authorisations required, and the dates by which they must be obtained, are identified in Annex G hereto, entitled Governmental Authorisations (“Key Authorisations”).

B.    The Contractor shall, at the end of *** from EDC, present a report to Inmarsat on the Key Authorisations. The report shall contain a detailed description of the Contractor’s progress in obtaining the Key Authorisations and shall present a conclusion as to whether the Contractor will fail to obtain or maintain any Key Authorisation such that the Contractor will be unable to deliver any Spacecraft within *** after the due date for delivery specified in Article 4 hereof, entitled Performance Schedule, as that date may be modified pursuant to Paragraph B of Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, Article 17 hereof, entitled Consequences of Force Majeure, or Article 31 hereof, entitled Changes (a “Negative Conclusion”) or whether it will not be prevented, by the need to obtain or maintain any Key Authorisation, from being able so to deliver (a “Positive Conclusion”).

C.    Inmarsat shall accept or reject the conclusion of the report within ten (10) days of receipt.

D.    If Inmarsat rejects the conclusion of the report, then, the Contractor shall, within ten (10) days of being notified of such rejection, present a written recovery plan to Inmarsat including corrective actions that the Contractor will take to circumvent the failure to obtain or maintain such Key Authorisation such as identification of alternative suppliers. If Inmarsat does not accept or reject the recovery plan within ten (10) days from receipt then the recovery plan shall be deemed to have been rejected.  If Inmarsat accepts the recovery plan this Contract shall be deemed amended in accordance with the plan forthwith and Inmarsat shall confirm this by formal amendment to the Contract in accordance with the provisions of Article 31 hereto, entitled Changes, within thirty (30) days from receipt of the recovery plan.

E.     If the Contractor’s recovery plan is not acceptable to Inmarsat, then the responsible officers of Inmarsat and the Contractor identified in Article 40 hereof, entitled Responsible Officers shall discuss the plan in good faith in an effort to develop a plan acceptable to both parties within a period of ten (10) days from rejection of the recovery plan. Any failure by such responsible officers to reach agreement within such period shall be escalated promptly to the parties’ chief executive officers. Any agreed recovery plan and/or any agreement reached between the parties’ chief executive officers shall be incorporated into this Contract by amendment pursuant to Article 31 hereto, entitled Changes within five (5) days of such agreement.

F.     If Inmarsat accepts the conclusion of the report, being a Negative Conclusion, or if Inmarsat has rejected the conclusion of the report and the chief executive officers are unable to agree upon an acceptable recovery plan within a further ten (10) days from escalation to the chief executive officers under sub-paragraph (3) above, Inmarsat shall issue forthwith a written notice to the Contractor of *** and either:

1.     if the failure to obtain or maintain any Key Authorisation is due to the Contractor’s default or lack of due diligence, Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply; or

2.     if the failure to obtain or maintain any Key Authorisation is for reasons other than due to the Contractor’s default or lack of due diligence then the Contractor shall refund any and all monies paid to it by Inmarsat following which neither Inmarsat nor the Contractor shall have any further liability to each other in respect of the performance of Work.

G.    If Inmarsat accepts the conclusion of the report, being a Positive Conclusion, or if Inmarsat rejects the conclusion of the report and the parties agree a recovery plan under sub-paragraphs D or E above, any failure to obtain or maintain a Key Authorisation identified in the report shall be deemed cured so long as the Contractor complies with any agreed recovery plan.

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H.    If following the acceptance of a Positive Conclusion or the agreement of a recovery plan under Paragraph G above, the Contractor fails due to its default or lack of due diligence to obtain or maintain any other governmental authorisation or to comply with the agreed recovery plan such that the Contractor will be unable to deliver any Spacecraft within *** (***) days after the due date for delivery specified in Article 4 hereof, entitled Performance Schedule, as that date may be modified pursuant to Paragraph B of Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, Article 17 hereof, entitled Consequences of Force Majeure, or Article 31 hereof, entitled Changes, Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply.

I.      If following the acceptance of a Positive Conclusion or the agreement of a recovery plan under Paragraph G above, the Contractor fails for reasons other than due to its default or lack of due diligence to obtain or maintain any other governmental authorisation or to comply with the agreed recovery plan, the provisions of Paragraph D of Article 17 hereof, entitled Consequences of Force Majeure, shall apply provided that (1) the Contractor’s liability for liquidated damages which accrue prior to a declaration by Inmarsat that the Contract be discharged, shall be reduced by *** (***) percent if and to the extent that such liquidated damages are payable as a result of such failure, and (2) if Inmarsat declares that the Contract is discharged, the amount to which the Contractor is entitled will be *** by the amount of *** paid prior to such discharge under Paragraph I(1) above.

J.     The remedies in this Article shall be Inmarsat’s exclusive remedy and shall be in lieu of any other remedies at law, in equity or under the Contract with respect to the Contractor’s failure to obtain and maintain any governmental authorisation.

Article 19                Remedies for Late Delivery

A.    The Contractor understands that Inmarsat intends to procure Launch services for the Spacecraft in reliance on the delivery schedule specified in Article 4 hereof, entitled Performance Schedule.  Therefore, the Contractor accepts that time is of the essence of this Contract, and that delayed delivery by the Contractor may cause Inmarsat to incur additional costs, including launch service postponement fees, loss of anticipated revenue, and other damages difficult or impossible to measure.  The Contractor agrees to be subject to the liquidated damages provided for in this Article, and further agrees that such liquidated damages are intended to be compensatory and do not constitute a penalty.

B.    With reference to the definition of “Spacecraft” in Article 1 hereof, entitled Definitions, and for the avoidance of doubt, this Article shall also apply to all equipment and services associated with the Spacecraft and necessary to support the Launch campaign.

C.    Subject to Paragraph B of Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, Article 17 hereof, entitled Consequences of Force Majeure, and Article 31 hereof, entitled Changes, if the milestone deadlines referred to below or the Spacecraft delivery deadlines specified in Article 4, entitled Performance Schedule are not met, the Contractor shall be subject to the following liquidated damages.  These amounts are firm, fixed and not subject to adjustment due to changes in economic conditions.  The Contractor’s liability under this paragraph shall not exceed the aggregate of these specified liquidated damages.

Milestone	Due Date (mths)	Amount/day ($US)	Duration (days)	Total ($US)
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****

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D.    If delays to Spacecraft are such that the Launch Vehicle agency re-manifests the Spacecraft, the Contractor shall provide free storage of the Spacecraft until the next available Launch opportunity on the same Launch Vehicle or, if earlier, any replacement Launch Vehicle that Inmarsat procures subject to Paragraph E of this Article.  UNLESS otherwise directed by Inmarsat, such storage services shall be provided free of charge but otherwise in accordance with Paragraph B of Article 33 hereof, entitled Option to Store Spacecraft.  The Contractor’s liability for liquidated damages for Spacecraft under Paragraph C of this Article shall cease at the time the Spacecraft is available for the tests specified in Paragraph B(3) of Article 33 that precede storage, PROVIDED that, if deficiencies are discovered during such tests, Paragraph F of this Article shall apply mutatis mutandis.

E.     If Inmarsat elects to procure a replacement Launch Vehicle pursuant to Paragraph D of this Article, Inmarsat must choose from Ariane 5, Sea Launch 5400, Sea Launch 5700, Proton M Breeze M, Delta 4 and Atlas 5.  The Contractor shall, at its own expense, take all necessary actions to ensure compatibility between the Spacecraft and the replacement Launch Vehicle, in accordance with Section 3 of Annex A hereto, entitled Statement of Work. If the Spacecraft, after achieving Successful Injection, does not maintain Satisfactory Operation for the full Orbital Life because of the use of the replacement Launch Vehicle, Paragraph B of Article 21 hereof, entitled Spacecraft Performance Incentives, shall apply with respect to any shortfall.

F.     For the purpose of this Contract, delivery of each Spacecraft shall be deemed to have occurred at the time that it has arrived at the designated Launch site and been inspected by Inmarsat to ensure that there has been no apparent loss or damage in transit, so that the Spacecraft is available for commencement of the launch campaign.  Such delivery shall be subject to Inmarsat’s rights under Article 9 hereof, entitled Final Acceptance.  In the event that Inmarsat subsequently rejects the Spacecraft pursuant to Article 9, delivery shall not be deemed to have occurred until the defects that led to such rejection have been remedied to Inmarsat’s satisfaction, PROVIDED that liquidated damages shall not apply during the period between delivery and discovery of such defects.  To minimise any Launch delays, the Contractor shall expedite remedial actions, including dispatch of spare parts via chartered aircraft at its own expense.

G.    For the purpose of determining the due date for payment in accordance with Paragraph B of Article 7 hereof, entitled Payment Terms, Inmarsat’s entitlement to liquidated damages under this Article shall arise at the end of each calendar month in which delays occur.  Notwithstanding the foregoing, liquidated damages shall accrue on a daily basis.

H.    In the event that in respect of a Spacecraft the Contractor is subject to liquidated damages for failure to achieve the milestone dates identified in Paragraph C above but the Contractor nevertheless delivers such Spacecraft by the delivery date pursuant to Article 4, entitled Performance Schedule, then any liquidated damages paid by the Contractor to Inmarsat in respect thereof shall be reimbursed to the Contractor.

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I.      In the event that, at successful completion of the pre-shipment review in respect of a Spacecraft the Launch Vehicle on which such Spacecraft is due to be Launched is unavailable such that Inmarsat requests the Contractor to delay shipment of such Spacecraft to the Launch site, the Contractor’s liability for liquidated damages shall be temporarily suspended upon successful completion of such pre-shipment review for the period of such delay and shall resume at the same level of liability at which they were suspended upon notification by Inmarsat of a revised delivery date.  If the Spacecraft has been placed into storage as a result of such delay, no liquidated damages shall be payable for the duration of the Storage Recovery procedures as specified in Paragraph B8 of Article 33, entitled Option to Store Spacecraft.

J.     In the event that Inmarsat requests a Spacecraft to be stored for reasons not due to late delivery by the Contractor pursuant to Article 33, entitled Option to Store Spacecraft, and the Spacecraft has not been Launched within a period of *** days, the parties shall negotiate the level of liquidated damages which will apply.

K.    The Contractor’s liability to pay liquidated damages for late delivery of any Spacecraft subsequent to the PFM Spacecraft shall start to accrue on the later of (i) the *** day following the delivery date for such Spacecraft, or (ii) the *** day after the actual delivery date of the preceding Spacecraft.

L.     The remedies in this Article shall be Inmarsat’s exclusive remedy with respect to late delivery during the liquidated damages period of each Spacecraft and shall be in lieu of any other remedies at law, in equity or under the Contract for delay except for Inmarsat’s rights of termination under this Contract.

Article 20                Remedies for Exceeding Specified Mass

A.    The Contractor understands that any excess mass may cause Inmarsat to incur additional Launch costs, and may also result in shortening of the Orbital Life of a Spacecraft if there are physical constraints associated with the Launch Vehicle preventing the loading of any additional propellant necessary to achieve Orbital Life with such excess mass.  The actual consequences of excess mass are dependent upon Launch Vehicle selection and upon mass-related charges to be determined in negotiations with Launch Vehicle agencies subsequent to EDC.  The Contractor agrees to be subject to the remedies provided for in this Article, and further agrees that such remedies are intended to be compensatory and do not constitute penalties.

B.    If the specified Combined Mass is exceeded, then following the Launch of any such Spacecraft, and thirty (30) days after receiving a demand for payment from Inmarsat, the Contractor shall reimburse Inmarsat according to the provisions of Paragraphs C and D of this Article.

C.    Inmarsat shall promptly notify the Contractor of all Launch dates (“L”) agreed with the Launch Vehicle agency in respect of each Spacecraft.  In the event that, at or prior to L minus *** for any Spacecraft, the Contractor notifies Inmarsat that the Combined Mass of such Spacecraft is exceeded, then the Contractor shall be subject to the following liquidated damages.  These amounts are firm, fixed and not subject to adjustment due to changes in economic conditions.  The Contractor will pay:

(i)                                     for each kilogramme by which the Combined Mass is exceeded (the “Excess Mass”) up to a limit of the number of kilogrammes of Excess Mass which may be reached without causing the Spacecraft to be incompatible with the Sea Launch 5400 Launch Vehicle (the “Compatibility Limit”), **** United States Dollars; and

(ii)                                  if the Excess Mass exceeds the Compatibility Limit, **** United States Dollars; and

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(iii)                               if the Excess Mass exceeds the Compatibility Limit by more than *** (***) kilogrammes, **** United States Dollars for each kilogramme of Excess Mass beyond such *** (***) kilogrammes.

D.    If the Contractor notifies Inmarsat of an increase or a further increase of the Combined Mass after L minus *** (***) months, the provisions of Paragraph C of this Article 20 shall apply to any such increase, save that all US$ amounts indicated in such sub-Article shall be ***.

E.     If the actual Combined Mass of a Spacecraft exceeds the launch capability of any available Launch Vehicle or if any alternative Launch Vehicle was not available within *** months then Inmarsat would be entitled to apply, mutatis mutandis, the termination provisions of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach.

F.     In the event that the Combined Mass is exceeded and the Spacecraft remains compatible with the Sea Launch 5400 Launch Vehicle, the Contractor’s liability per Spacecraft under Paragraph C(i) of this Article shall not exceed the amount of any charges incurred by Inmarsat with the selected Launch Vehicle agency.

G.    If the Combined Mass is exceeded and Inmarsat elects to procure a replacement Launch Vehicle, Inmarsat must choose from Ariane 5, Sea Launch 5400, Sea Launch 5700, Proton M Breeze M, Delta 4 and Atlas 5.  The Contractor shall, at its own expense, take all necessary actions to ensure compatibility between the Spacecraft and the replacement Launch Vehicle, in accordance with Section 3 of Annex A hereto, entitled Statement of Work. If the Spacecraft, after achieving Successful Injection, does not maintain Satisfactory Operation for the full Orbital Life because of the use of the replacement Launch Vehicle, Paragraph B of Article 21 hereof, entitled Spacecraft Performance Incentives, shall apply with respect to any shortfall.

H.    The remedies in this Article shall be Inmarsat’s exclusive remedy and shall be in lieu of any other remedies at law, in equity or under the Contract for exceeding Spacecraft mass.

Article 21                Spacecraft Performance Incentives

A.            Post–Launch Milestone Payments

1.               After the Launch of each Spacecraft, Inmarsat shall pay to the Contractor the Post-Launch Milestone Payments given in Table D-2 of Annex D hereto, entitled Payment Plan following the successful completion of each Post Launch Milestone identified therein.

2.               With respect to any Spacecraft that does not achieve Successful Injection, the following provisions shall apply:

a.               Inmarsat shall make the payments given in Table D-2 of Annex D hereto, entitled Payment Plan, and shall make the incentive payments provided for in Table D-3 of Annex D hereto, entitled Payment Plan in the same manner as if the Spacecraft had successfully achieved the Post-Launch Milestones given in Table D-2 of Annex D hereto, entitled Payment Plan and continuously maintained Satisfactory Operation if such failure is caused solely by one or more of the following:

i.                                          The Launch Vehicle; or

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ii.                                       Extraneous events not attributable to the Launch Vehicle, the Spacecraft, or any act or omission of the Contractor or its Subcontractors,

b.              If such failure is caused solely by the Spacecraft or any other act or omission of the Contractor or its Subcontractors, the Contractor shall not be entitled to the Post-Launch Milestone Payments given in Table D-2 of Annex D hereto, entitled Payment Plan or any of the incentive payments provided for in Paragraph B of this Article,  unless Inmarsat uses such Spacecraft for commercial purposes, in which case the parties shall agree an equitable level of payments in good faith.

c.               If such failure is attributable in part to the causes specified in Paragraph A(2)(a) of this Article and in part to the causes specified in Paragraph A(2)(b) of this Article the Contractor’s entitlement to the Post-Launch Milestone Payments given in Table D-2 of Annex D hereto, entitled Payment Plan and any of the incentive payments provided for in Paragraph B of this Article shall be negotiated in good faith, with the objective of apportioning the Contractor’s entitlement in accordance with the relative degree to which the causes specified in Paragraph A(2)(b) contributed to the failure.

B.            Incentives Related to Achieving Satisfactory Operation

With respect to each Spacecraft that successfully achieves the Post-Launch Milestones given in Table D-2 of Annex D hereto, entitled Payment Plan, the Contractor shall be entitled to performance incentive payments for maintaining Satisfactory Operation, subject to the following provisions:

1.               The total amount placed at risk with respect to each Spacecraft contingent upon Satisfactory Operation shall be those amounts identified in Table D-3 of Annex D hereto, entitled Payment Plan.  These amounts are firm, fixed and not subject to adjustment due to changes in economic conditions.

2.               To the extent that any failure to maintain Satisfactory Operation is caused by a failure by Inmarsat or its other contractors to control the Spacecraft in accordance with the Contractor’s operating instructions, the Contractor’s entitlement to performance incentives shall not be affected and payment thereof shall continue to be made in accordance with Table D-3 of Annex D, entitled Payment Plan, hereof, PROVIDED that the Contractor shall have the burden of proving such causation.

3.               Subject to Paragraph B(2) of this Article, with respect to any period of time during which all of the conditions prescribed for Satisfactory Operation are not continuously met:

a.               The applicable amounts specified in Paragraph B(1) of this Article shall be adjusted as follows :

i.                                          The algorithm in Annex E hereto, entitled Performance Algorithm shall determine such adjustment if the Spacecraft malfunction manifests itself in any of the performance parameters included in the algorithm and

ii.                                       To the extent that the Performance Algorithm referred to in sub-paragraph (i) above does not apply to the malfunction the parties shall negotiate equitable reductions in good faith, such negotiations shall take into account the operating usefulness to Inmarsat of the Spacecraft with the malfunction compared to the operating usefulness without the malfunction, and any

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additional costs Inmarsat may incur and any revenue it may lose as a result of the failure of the Spacecraft to continuously meet the conditions prescribed for Satisfactory Operation.

b.              If Inmarsat elects not to use the degraded Spacecraft for commercial purposes, the Contractor shall not be entitled to any applicable incentive payments from the time Inmarsat terminates use of the Spacecraft.  Inmarsat’s decision on Spacecraft utilisation shall be final and binding on the Contractor.  Use of the Spacecraft for testing or other non-revenue producing purposes shall not be deemed a utilisation for commercial purposes.  Sale or lease of capacity on the Spacecraft to third parties shall be deemed to be utilisation for commercial purposes.

c.               After terminating use of the Spacecraft, if Inmarsat subsequently decides to use the Spacecraft for commercial purposes, the parties shall in good faith negotiate the terms and conditions under which the Spacecraft shall be re-subjected to performance incentives.

d.              In the event that the malfunction does not persist, performance incentive payments shall be readjusted to a higher level on the date the malfunction disappears partially or in whole, such new level to be determined in accordance with the provisions of this Article.

4.               For the purpose of determining the due date for payment of performance incentives in accordance with Paragraph B of Article 7 hereof, entitled Payment Terms, the Contractor’s entitlement to performance incentive payments under Paragraph B of this Article shall arise at the end of each calendar quarter, EXCEPT that entitlement to the first payment shall not arise until the end of the initial one-hundred eighty (180) day period following Successful Injection.

C.            Launch Delays

In the event of a Launch delay that is not attributable to the Contractor, Inmarsat shall pay interest monthly to the Contractor on the total amounts given in Tables D-2 and D-3 of Annex D hereto, entitled Payment Plan, at a rate of **** for each day of delay in Launch from the date announced at the Pre-Shipment Review to the date of actual Launch.  No payment shall be due until the period of Launch delay exceeds sixty (60) days, provided however, that once the period of Launch delay has exceeded sixty (60) days, Inmarsat shall be liable to pay such interest for each day of delay from the Launch date announced at the Pre-Shipment Review provided that the interest for the initial sixty (60) days shall be compounded monthly.

D.            Measurements and Disputes

The following provisions shall govern determinations of Successful Injection and Satisfactory Operation to be made pursuant to this Article:

1.               Determinations of Successful Injection shall be based on all relevant measurements, computations, and analyses available from Inmarsat or the Launch Vehicle agency.

2.               Determinations of Satisfactory Performance shall be based on Inmarsat measurements, computations, and analyses.

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3.               If the Contractor disagrees with any determination by Inmarsat, and has evidence to the contrary, Inmarsat shall consider such evidence.  If any disagreement about any such determination persists, the parties may mutually agree to submit it to a technical expert, or either party may invoke Article 35 hereof, entitled Arbitration.  At the time that Article 35 is invoked, the potential payor shall immediately place the full disputed amount in an interest-bearing escrow account at Bank of America , London England.  Upon presentation of a certificate duly signed by the authorised representatives of both parties, or by the arbitrator if one party unreasonably refuses to sign the certificate, confirming that the dispute has been settled, the bank shall distribute the funds in accordance with the terms of the settlement, and the interest earned shall be divided in direct proportion to such terms.

E.              Non-Insurability of Performance Incentives

The Contractor agrees not to insure against the risk of losing any of the performance incentives in this Article.  In the event that the Contractor does arrange such insurance in contravention of this paragraph, all of the following shall apply:

1.               If the risk of failure to achieve Successful Injection has been insured, the Contractor shall forfeit entitlement to the corresponding progress payment.  If the risk of failure to maintain Satisfactory Operation has been insured, the Contractor shall forfeit entitlement to the applicable incentive payments.

2.               To the extent that any part of the premium cost of such insurance has been included in the prices referred to in Article 5 hereof, entitled Prices the Contractor shall refund such contribution to Inmarsat.

3.               Inmarsat shall be entitled to receive any insurance proceeds paid.

F.              Exclusivity of Remedies

The remedies in this Article shall be Inmarsat’s exclusive remedies with respect to the performance of each Spacecraft after it is Launched other than as provided for in Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, and shall be in lieu of any other remedies at law or in equity.

Article 22                Remedies for Non-Delivery of Information About Data and Inventions

If the Contractor fails to deliver all Deliverable Data, or to comply with the notification requirements due upon completion of the Work pursuant to Paragraph B of Article 13 hereof, entitled Inmarsat’s Rights in Intellectual Property,  Inmarsat may, until such requirements are completely fulfilled to Inmarsat’s satisfaction, withhold up to five (5) percent of the progress payments in Annex D hereto, entitled Payment Plan, that correspond to such milestone events, and any subsequent payment of such amounts shall not be subject to interest for the period of withholding permitted by this Article.

Article 23                Termination in Special Circumstances

A.    Inmarsat shall have the right to terminate this Contract, in whole or in part, at any time and with immediate effect, in any of the following circumstances:

1.     If the Contractor becomes insolvent or goes into liquidation, or if its financial position is such that, within the framework of applicable national law, legal action leading toward liquidation may be taken against it by its creditors.

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2.     If the Contractor resorts to fraudulent practices in connection with the Contract, including, but not limited to:

a.     Deceit concerning the nature, quality, or quantity of the Work; or

b.     The giving or offering of gifts or remuneration, for the purposes of bribery, to any person in the employ of, or acting on behalf of, Inmarsat, or its shareholders, irrespective of whether such bribes are made on the initiative of the Contractor or otherwise.

B.    In the event of such termination, Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, shall apply.

Article 24                Inmarsat’s Other Remedies for Breach

A.            Discharge for Anticipatory Breach

If the Contractor will not be able to deliver any Spacecraft within **** after the due date for delivery specified in Article 4 hereof, entitled Performance Schedule, as that date may be modified pursuant to Paragraph B of Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, Article 17 hereof, entitled Consequences of Force Majeure, or Article 31 hereof, entitled Changes, Inmarsat may invoke the following provisions with respect to such Spacecraft:

1.               Inmarsat may give the Contractor notice of potential discharge for anticipatory breach, and the parties shall enter into good faith consultations to ascertain whether the schedule can be recovered to within such ****.

2.               The Contractor shall, within ten (10) days of notice of potential discharge, present a written recovery plan to Inmarsat showing the corrective actions that the Contractor will take to ensure that the schedule is recovered to within such ****.  If Inmarsat does not accept or reject the recovery plan within ten (10) days from receipt then the recovery plan shall be deemed to have been rejected.  If Inmarsat accepts the recovery plan this Contract shall be deemed amended in accordance with the plan forthwith and Inmarsat shall confirm this by formal amendment to the Contract in accordance with the provisions of Article 31 hereto, entitled Changes, within thirty (30) days from receipt of the recovery plan.

If the Contractor’s recovery plan has been rejected by Inmarsat, then the responsible officers of Inmarsat and the Contractor shall discuss the plan in good faith in an effort to develop a plan acceptable to both parties within a further period of ten (10) days from rejection of such plan.

Any failure by such responsible officers to reach agreement within such further period of ten (10) days shall be escalated promptly to the parties’ chief executive officers.

Any agreed recovery plan and/or any agreement reached between the parties’ chief executive officers shall be incorporated into this Contract by amendment pursuant to Article 31 within five (5) days of such agreement.

3.               If the chief executive officers are unable to agree upon an acceptable recovery plan after a further period of ten (10) days from such escalation, or such longer period as Inmarsat in its discretion may allow, and if the Contractor does not demonstrate that the schedule can be recovered to within such one hundred and eighty day period,

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Inmarsat may notify the Contractor that Inmarsat is treating the Contract as discharged for anticipatory breach, with respect to all or part of the Work related to the Spacecraft affected by the breach, and in that event Inmarsat may elect to exercise one of the following remedies:

a.               Inmarsat may take over all or part of the Work affected by the discharge, and proceed with the same to completion, by contract or otherwise subject to it having paid the Contractor a fair and reasonable value for any such Work it elects to take over.  For this purpose, (i) Inmarsat may take possession of, and utilise in completing the Work, such materials, equipment, and Technical Data and Information as may be necessary therefor, and (ii) the licences granted pursuant to Article 13 shall continue to apply and shall extend to any use necessary to complete the Work as aforesaid. The Contractor shall reimburse Inmarsat for any and all increased costs reasonably incurred in completing the Work, up to a maximum of ****; or,

b.              With respect to any part of the Work affected by the discharge that Inmarsat does not elect to take over and complete, the Contractor may retain title to the Work, and shall reimburse Inmarsat for all amounts previously paid for such Work, with interest at LIBOR calculated from the day following the date of each payment by Inmarsat until the date of reimbursement, and shall also be liable for any and all increased costs reasonably incurred by Inmarsat in procuring alternative equipment and/or services.

4.               In the event that the parties cannot agree a fair and reasonable value for the Work as envisaged in Paragraph A.3(a) of this Article within a thirty (30) day period then either party may invoke Article 35 hereof entitled Arbitration.  At the time that Article 35 is invoked Inmarsat shall immediately place the full disputed amount in an interest-bearing escrow account at Bank of America, London England and the Contractor shall forthwith release to Inmarsat all Work subject to the dispute.  Upon presentation of a certificate duly signed by the authorised representatives of both parties, or by the arbitrator if one party unreasonably refuses to sign the certificate, confirming that the dispute has been settled, the bank shall distribute the funds in accordance with the terms of the settlement, and the interest earned shall be divided in direct proportion to such terms.

5.               If Inmarsat treats the Contract as discharged with respect to all of the Work related to the Spacecraft affected by the breach, the remedies in Paragraph A.(3) of this Article shall be Inmarsat’s exclusive remedies with respect to such Spacecraft.  If Inmarsat treats the Contract as discharged in part, the parties shall in good faith renegotiate the applicability of other Articles of this Contract to the part of the Work that is not treated as discharged.

6.               If, after notice of discharge, it is determined that the Contractor was not in breach, the rights and obligations of the parties shall be the same as if the notice had been given pursuant to Article 26 hereof, entitled Termination for Convenience, UNLESS the parties mutually agree to reinstate the Contract.

7.               Any waiver by Inmarsat of its rights to invoke the remedies under Paragraph A of this Article shall be without prejudice to Inmarsat’s other remedies, including, but without limitation to, those in Paragraph B of this Article.

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B.            Discharge for Actual Late Delivery

If the Contract has not been discharged for anticipatory breach, and the Spacecraft remains undelivered **** after the due date for delivery referred to in Paragraph A of this Article, or at any time thereafter, the provisions in Paragraphs A(1) through A) (5) of this Article shall apply, mutatis mutandis, EXCEPT that Inmarsat shall also be entitled to liquidated damages pursuant to Paragraph C of Article 19  hereof, entitled Remedies for Late Delivery, for the period from the due date for delivery until the date of discharge. Alternatively, Inmarsat may elect to continue the same daily rate of liquidated damages established in Article 19 hereof, entitled Remedies for Late Delivery, for delivery of the Spacecraft for a further maximum period of ****, in substitution for its rights to terminate during such further maximum period.  Any such election shall be made in writing at least five (5) days before the commencement of any such period.

C.            Remedies for Failure to Take Corrective Actions

UNLESS a waiver or deviation is approved pursuant to Article 31 hereof, entitled Changes, Inmarsat may, in its discretion, choose from among the following remedies in any case where the Contractor fails to promptly rectify Spacecraft deficiencies notified by Inmarsat under this Contract, including, but without limitation to, Paragraph D of Article 8 hereof, entitled Access to Work in Progress, Paragraph D of Article 9 hereof, entitled Final Acceptance, Paragraph C of Article 11 hereof, entitled Warranty, Paragraph A of Article 12 hereof, entitled Corrections in Unlaunched Spacecraft, and Paragraphs B(3) and B(8) of Article 33 hereof, entitled Option to Store Spacecraft:

1.               To have any or all of the deficiencies rectified by other means, in which case the Contractor shall reimburse Inmarsat for all costs reasonably incurred by Inmarsat, up to a maximum of ten (10) percent of the price of such Spacecraft.

2.               To forego having any of the deficiencies rectified, in which case the parties shall in good faith negotiate the following:

a.               An equitable reduction in the prices specified in Article 5 hereof, entitled Prices.  To the extent that Inmarsat has already made payments in excess of the reduced prices, the Contractor shall refund the excess,

b.              An appropriate limitation on the operation of Article 21 hereof, entitled Spacecraft Performance Incentives, to exclude the unrectified deficiencies from affecting such incentives, PROVIDED that, if Inmarsat is compelled to forego rectifying the deficiencies in order to avoid postponement of the Launch, the Contractor shall not be entitled to any limitation in the operation of Article 21.

3.               The foregoing remedies are without prejudice to the provisions of Paragraphs A and B of this Article.

D.            Other Remedies

With respect to any breach by the Contractor for which no specific remedy is provided elsewhere in this Contract, Inmarsat shall be entitled to any remedy available at law or equity, PROVIDED that Inmarsat first gives the Contractor notice and a thirty (30) day opportunity to cure the breach in any case where it would not materially prejudice Inmarsat’s position to do so.

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E.              Termination After Final Acceptance

For the avoidance of doubt, Inmarsat may not terminate this Contract in respect of any Spacecraft after Final Acceptance of such Spacecraft.

Article 25                Contractor’s Remedies for Breach

A.            Breach of Payment Obligations

(1)           EXCEPT as otherwise provided in Paragraph A(2) of this Article, the Contractor’s exclusive remedies for late payment by Inmarsat shall be interest in accordance with Paragraph D of Article 7 hereof, entitled Payment Terms, and, if necessary, action to compel payment.

(2)           If Inmarsat repudiates or fails to fulfil its payment obligations under this Contract, or is unable to make such payments, the Contractor shall have the following additional remedies:

(a)       The Contractor may give Inmarsat notice of suspension of the Work or potential discharge for repudiation or failure to fulfil, and the parties shall enter into good faith consultations.

(b)       After a period of thirty (30) days from the date of such notice, or such longer period as the Contractor in its discretion may allow, if Inmarsat does not continue making payments due under this Contract, the Contractor may notify Inmarsat that the Contractor is suspending Work hereunder or treating the Contract as discharged, and in that event the Contractor may either suspend all Work hereunder and obtain an equitable increase in the Contract Price and a day for day increase in the delivery schedule hereunder in respect of any such period of suspension on restart of activities or terminate all Work and render a termination account to Inmarsat, in accordance with the principles in Article 26 hereof, entitled Termination for Convenience.

B.            Other Breaches

With respect to any breach by Inmarsat for which no specific remedy is provided elsewhere in this Contract, the Contractor shall be entitled to any remedy available at law or equity, PROVIDED that the Contractor first gives Inmarsat notice and a thirty (30) day opportunity to cure the breach in any case where it would not materially prejudice the Contractor’s position to do so EXCEPT that the Contractor’s exclusive remedy for any failure by Inmarsat to deliver documents in accordance with Appendix 3 of Annex A hereto, entitled Statement of Work, shall be a consequential extension of the Contractor’s due dates for delivery of any items in Appendices 1 and 2 of Annex A affected by Inmarsat’s delay, subject to Paragraph D of Article 30 hereof, entitled Examination of Technical Annexes.

Article 26                Termination for Convenience

A.    Inmarsat may terminate this Contract, in whole or in part, for Inmarsat’s convenience, at any time except in relation to a Spacecraft in respect of which Final Acceptance has already occurred.

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B.    In the event of such termination by Inmarsat, the termination charges shall be determined in accordance with the following principles:

1.     The total termination charges shall not exceed the sum of:

a.     Direct and indirect costs (excluding any profit element) reasonably incurred by the Contractor in connection with the performance of the Work prior to termination, other than those costs referred to in Paragraph B(1)(c) of this Article.  Such costs shall be determined in accordance with the Contractor’s standard accounting practices and, if requested by Inmarsat, shall be verified by the Contractor’s independent auditors at Inmarsat’s expense provided always that should the audit show a discrepancy of *** (***) US Dollars or *** (***) percent, whichever is the higher, then the cost of the audit shall be borne by the Contractor.  Inmarsat may also elect to have such costs verified by Inmarsat’s independent auditors at Inmarsat’s expense.

b.     A profit element representing **** of the costs in Paragraph B(1)(a) of this Article.

c.     Reasonable costs necessarily incurred by the Contractor in settlement with Subcontractors and suppliers as a result of Inmarsat’s termination.  With respect to any proposed settlement with Key Subcontractors referred to in Article 28 hereof, entitled Key Subcontractors, the Contractor shall advise Inmarsat, and shall not enter into any binding settlement until Inmarsat has approved the proposal, or until thirty (30) days have elapsed from the date when such advice was furnished to Inmarsat, whichever is sooner.

C.    In no event shall the termination charges exceed the amounts given in Table F-1 of Annex F to this Contract, entitled Termination Profiles, plus the termination charges for the Contractor’s committed forward exchange contracts provided that the termination charges shall be reduced by any profit made under the said committed forward exchange contracts.  For the purposes of this Article the Contractor’s committed forward exchange contracts shall be treated as a Key Subcontractor under Paragraph B.1.c of this Article.

D.    UNLESS otherwise agreed, Inmarsat shall on payment in accordance herewith be entitled to take possession of all Work completed or in progress prior to termination under this Article, except for Work associated with any portion of the Contract that is not terminated.

E.     The termination charges determined pursuant to Paragraph B of this Article shall be reduced by the following:

1.     Any progress payments already made by Inmarsat to the Contractor pursuant to Annex D hereto, entitled Payment Plan, with respect to the performance of the Work prior to termination.  To the extent such amounts previously paid by Inmarsat exceed the termination charges due, the Contractor shall refund the difference to Inmarsat,

2.     Amounts representing the resale, reuse, or salvage value to the Contractor, or to its Subcontractors and suppliers, of items that Inmarsat has not taken possession of pursuant to Paragraph C of this Article, after deduction for the Contractor’s reasonable costs of disposal.

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Article 27                Key Personnel

A.    The individuals identified in Annex H hereto, entitled Key Personnel, are essential for the successful completion of the Work.

B.    Such Key Personnel shall not be removed from the performance of the Work UNLESS replaced with personnel of substantially equal qualifications and ability.  Inmarsat shall have the right to review the qualifications of any proposed replacements.  If for good and sufficient reasons Inmarsat deems the proposed replacements to be unsuitable, Inmarsat may require the Contractor to offer alternative candidates.

C.    Notwithstanding its role in reviewing Key Personnel and their replacements,   Inmarsat shall have no supervisory control over their performance, and nothing in this Article shall relieve the Contractor of any of its obligations under this Contract, or of its responsibility for any acts or omissions of its personnel.

Article 28                Key Subcontractors

A.    The Subcontractors identified in Annex I hereto, entitled Key Subcontractors, are essential for the successful completion of the Work.  Such Key Subcontractors shall not be changed or any Subcontract with a Key Subcontractor terminated without Inmarsat’s prior approval.

B.    The Contractor shall pass through to all Key Subcontractors the provisions of Article 16 hereof, entitled Disclaimer of Liability at Launch Site and Paragraphs A and C of Article 37 hereof, entitled Confidentiality.  Where practical such provisions shall be passed through in the same form but the Contractor may vary the wording of the same provided that Inmarsat’s rights are fully secured thereby.

C.    Nothing in this Article shall relieve the Contractor of its responsibility for performance of the Work.

Article 29                Selection of Subcontractors and Suppliers

To the greatest extent practicable, the Contractor shall ensure that all Subcontracts, including, but not limited to those with Key Subcontractors referred to in Article 28 hereof, entitled Key Subcontractors, are awarded to Subcontractors offering the best combination of quality, price, and the most favourable delivery time.  These principles shall also apply to selection of suppliers.

Article 30                Examination of Technical Annexes

A.    This Article shall apply to the technical Annexes to this Contract.

B.    The Contractor is responsible for ensuring that such documents are sufficient for the performance of the Work, and that they contain no manifest errors or anomalies.  This Article shall not apply to any errors or omissions in the documents that would not be reasonably discoverable by the Contractor exercising due care.

C.    With respect to the technical Annexes to this Contract, if the Contractor concludes, at any time during the performance of the Work, that there are inaccuracies or inconsistencies, or that such Annexes are not complete or sufficient to enable the Contractor to perform the Work, the Contractor shall immediately refer the matter to Inmarsat for resolution before proceeding with any Work affected by such deficiencies.  If

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such deficiencies exist and are not such as should be discoverable in accordance with Paragraph B above, and if such procedure results in an increase in cost or schedule for the Contractor, it shall be the subject of a Change Notice pursuant to Article 31, entitled Changes.

D.    If the Contractor proceeds with any Work in contravention of Paragraph C of this Article, the Contractor shall be neither relieved of its obligation to perform the Work as intended nor entitled to any increase in price or extension of the delivery schedule by reason thereof.

E.     Inmarsat shall not be liable, in any event, for special, incidental, indirect, or consequential damages arising from the use of Inmarsat-furnished documentation by the Contractor.

F.     Title to and all intellectual property and other rights in all Inmarsat-furnished documentation and their contents shall remain with Inmarsat and the Contractor is only authorised to use the same solely for the purposes of the Contract.

Article 31                Changes

A.    At any time during the period of this Contract, Inmarsat may request changes in the Work, so long as such changes are within the general scope of the Contract.  The Contractor may also propose changes for consideration by Inmarsat.

B.    A change request from Inmarsat must be identified as such, must be made or confirmed in writing, and must be signed by the responsible officer identified in Paragraph A of Article 40 hereof, entitled Responsible Officers.  If any other conduct by the responsible officer or any other representative of Inmarsat is construed by the Contractor as possibly constituting a change request or an interpretation of the Contract requirements inconsistent with the Contractor’s understanding of those requirements, the Contractor shall promptly notify Inmarsat and request clarification.

C.    All changes to the Contract requirements shall be subject to change control, defined as the instrument for the preparation, evaluation, approval and implementation of alterations to the Contract requirements.  The Contractor shall establish and maintain a system for managing changes internally and with Subcontractors and suppliers, which shall be described in the Change Management Plan, to be included in the Programme Management Plan as specified in Section 5 of Annex A hereto, entitled Statement of Work.

D.    Preliminary Change Assessment: Prior to a formal request for change, the Contractor may provide at its own initiative, or shall provide to Inmarsat, if so requested, a preliminary change assessment which includes:

1.     a brief description of the change and possible consequences on other subsystems, or at system level;

2.     for changes initiated by the Contractor, the justification for the change, including the explanation of the benefits deriving from the change;

3.     a Rough Order of Magnitude (ROM) estimate of the cost impact of the change;

4.     the estimated schedule impact; and

5.     other special programmatic considerations.

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If the preliminary change assessment has been requested by Inmarsat, the Contractor shall respond within ten (10) working days of Inmarsat’s request.  Inmarsat will respond to a preliminary change assessment within ten (10) working days either by submitting a formal change request, or by notifying the Contractor that a change will not be requested.  Submittal of the change request is not, and shall not be interpreted as, acceptance by Inmarsat of the Contractor’s preliminary change assessment.

E.     After receiving a change request from Inmarsat, within fifteen (15) days if such request does not involve input from a Subcontractor or up to thirty (30) days if such input is required, the Contractor shall submit to Inmarsat a Contract Change Notice (CCN) in accordance with the requirements of Paragraph D of this Article.  On a case-by-case basis, the Contractor may request a longer period to prepare the CCN, but any request for such a longer period shall be made by the Contractor within seven (7) days after the Contractor receives the change request.  Inmarsat shall not unreasonably withhold its consent to a request for such a longer period, taking into account the nature of the change request, but Inmarsat may also take into account the impact of such an extension on the performance schedule.

F.     Whether submitted in response to a change request initiated by Inmarsat, or initiated by the Contractor, the CCN shall itemise, in a format specified in Appendix 1 hereto, entitled Contract Change Notice, any impact that the change would have on the technical requirements, price, performance schedule, or other terms and conditions of this Contract.  Where appropriate, the CCN shall also suggest any revised language for the Contract, including any of its Annexes, that would be necessary to implement the change. The period of validity of a CCN proposal is sixty (60) calendar days from the date of submittal to Inmarsat, UNLESS agreed otherwise.

G.    Any claim by the Contractor for adjustment of the technical requirements, price, performance schedule, or other terms and conditions of this Contract, attributable to a change, shall be deemed waived UNLESS asserted in the CCN.

H.    If any materials or equipment are made obsolete as the result of the change, Inmarsat shall be entitled to a credit to the extent that such materials have resale, reuse, or salvage value to the Contractor or its Subcontractors or suppliers.  If such materials have no such resale, reuse, or salvage value, Inmarsat shall have the right to prescribe their manner of disposition, subject to payment by Inmarsat of the reasonable cost of such disposition.

I.      After Inmarsat receives a detailed CCN, and after any negotiations with respect to the adjustments claimed by the Contractor, the following outcomes are possible:

1.     Inmarsat may decide not to proceed with implementation of the change and shall notify the Contractor accordingly within the period of validity of the CCN, and pay the reasonable costs of the Contractor in preparing such CCN requested by Inmarsat.

2.     Inmarsat may decide to implement the change, in which case:

a.     If the parties have reached agreement about the adjustments to be made in the Contract, the Contractor shall proceed with implementation as agreed upon formal notification from Inmarsat.

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b.     If the parties are unable to reach such an agreement, the provisions of Article 35 hereof, entitled Arbitration, shall apply.

3.     Pending any negotiations and/or arbitration, Inmarsat may direct the Contractor to proceed with implementation of the change, subject to any adjustments subsequently agreed or awarded.

J.     Inmarsat may also direct the Contractor to proceed with implementation of a change prior to preparation of a complete CCN, subject to any adjustments subsequently agreed or awarded. Inmarsat’s right to direct the Contractor to proceed with implementation of a change pursuant to Paragraph I.2 or Paragraph J of this Article shall be subject to the Contractor’s ability to do so, taking into account the resources, facilities, supplies, and services available to it, and shall also be subject to a stipulated financial limit where there is a cost associated with such change.

K.    If, during the execution of the Contract, the Contractor desires to depart from the requirements in the Contract for a specified item or a limited number of items, a Request for Waiver (RFW) or a Request for Deviation (RFD), whichever is applicable, shall be submitted for Inmarsat’s approval on the form in Appendix 2 hereto, entitled Request for Deviation/Waiver.

A Deviation is a written authorisation to accept an item of equipment which is found to depart from specified requirements but is nevertheless considered suitable for use “as is” or after rework by an appropriate method.

A Waiver is a specified written authorisation, granted prior to the manufacture of an item of equipment, to depart from a particular performance or design requirement for a specified number of items or specified period of time.

The Contractor shall submit a RFD/RFW to Inmarsat for approval whenever a non-conformance to an Inmarsat-controlled requirement is recommended for acceptance without rectification.  The Contractor shall promptly submit supporting documentation or other evidence.  Inmarsat shall endeavour to formally notify the Contractor of its acceptance or rejection of the RFW/RFD within thirty (30) calendar days of its receipt.

Inmarsat may require an offer of price reduction as consideration for approval of the RFW/RFD on a case by case basis.  Approval of a RFW/RFD does not imply a change in the system performance requirements set forth in the Annexes to the Contract, which can only be modified through the contract change procedure.

Article 32                Options

A.            Deadline for Exercise of Options

Inmarsat may exercise the option to order additional Spacecraft by notice given no later than forty eight (48) months from EDC, or such later date as the Contractor may agree.

Inmarsat may exercise the other options specified in Appendix 4 of Annex A by notice given no later than the dates set out in Annex O, entitled Price Breakdown and Payment Plan for Options.

B.            Number of Additional Spacecraft

Inmarsat shall be entitled to order up to two (2) more Spacecraft, UNLESS otherwise agreed.

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C.            Modification of General Contract Terms and Conditions

1.               UNLESS otherwise indicated in this Article, all other relevant Articles and Annexes of this Contract shall apply to the order of any optional items, mutatis mutandis.

2.               The prices for options shall be as specified in Annex M hereto, entitled Price Breakdown for Optional Spacecraft, and the payment plan as specified in Annex N hereto, entitled Payment Plan for Optional Spacecraft and in Annex O, entitled Price Breakdown and Payment Plan for Options.

3.               For the purpose of Article 4 hereof, entitled Performance Schedule, the optional Spacecraft and all equipment necessary to support the Launch campaign shall be delivered to the Inmarsat-designated Launch site *** after the date of exercise of this option, or one-hundred and twenty (120) days after the contractual delivery date for the last previously ordered Spacecraft, whichever is later, and all schedules specified in Annex A hereto, entitled Statement of Work, shall be adjusted or established accordingly.  For optional items other than the additional Spacecraft, the delivery dates shall be as specified in Appendix 4 of Annex A.

4.               The amounts specified in Paragraph C of Article 19 hereof, entitled Remedies for Late Delivery, and Paragraph B(1) of Article 21 hereof, entitled Spacecraft Performance Incentives, shall be recalculated based on the price of the Optional Spacecraft and for the purposes of the said Article 19 a percentage of *** and for the purposes of the said Article 21 a percentage of ***.

D.            Special Terms Applicable to Ordering Additional Spacecraft

In its discretion, Inmarsat may order any optional Spacecraft in stages, by authorising procurement of long-lead items and deferring the decision whether to authorise construction and delivery of the entire Spacecraft, PROVIDED that the pricing, schedule, and other implications of such bifurcated ordering shall be established pursuant to Article 31 hereof, entitled Changes.

Article 33                Option to Store Spacecraft

A.            Deadline for Exercise of Option

Inmarsat may exercise this option at any time.

B.            Modification of General Contract Terms and Conditions

1.               UNLESS otherwise indicated in this Article, all other relevant Articles and Annexes of this Contract shall apply to the storage services, mutatis mutandis.

2.               The storage services shall be performed in accordance with the Shipping, Transportation, and Storage Plan referred to in Appendix 5 of Annex A.

3.               The Spacecraft shall be placed into storage after successful completion of the Pre-Shipment Review referred to in Section 7.4.3.1 of Annex A hereto, entitled Statement of Work and Final Acceptance shall occur.  If the Pre-Shipment Review is not successfully completed, the Contractor shall promptly correct any deficiencies noted during the review, subject to Paragraph C of Article 24 hereof, entitled Inmarsat’s Other Remedies for Breach, and the storage price referred to in Paragraph B.5 of this Article shall not become applicable until after the Pre-Shipment Review is deemed to have been successfully completed.  The maximum period of storage shall be five (5) years.  If the

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Spacecraft is not Launched within such five (5) year period, the parties shall in good faith, and in accordance with Article 31 hereof, entitled Changes, negotiate the technical and financial elements of a work programme to prepare the Spacecraft for Launch, and the performance incentives to apply to such Spacecraft during the Launch and in-orbit operation.

4.               The price for storage services shall be as specified in Annex O hereto, entitled Price Breakdown and Payment Plan for Options, PROVIDED that storage for a period of up to six (6) months shall be ****.

5.               If a Spacecraft is put into storage pursuant to this Article Inmarsat shall:

a.               Pay to the Contractor the amounts specified in Annex O to this Contract for the storage of the Spacecraft; and

b.              Pay quarterly to the Contractor interest of ****percent of the total amounts given in Tables D-2 and D-3 of Annex D hereto, entitled Payment Plan, for the duration of such storage.  If the Spacecraft is Launched the interest payments shall cease and Inmarsat shall commence payment of performance incentives to the Contractor in accordance with the provisions of Article 21 hereof, entitled Spacecraft Performance Incentives.  In the event that the Spacecraft is not Launched within five (5) years of being placed into storage, Inmarsat shall make the payments given in Table D-2 of Annex D hereto, entitled Payment Plan, and shall make the incentive payments provided for in Table D-3 of Annex D hereto, entitled Payment Plan in the same manner as if the Spacecraft had successfully achieved the Post-Launch Milestones given in Table D-2 of Annex D hereto, entitled Payment Plan and continuously maintained Satisfactory Operation.

6.               Article 8 hereof, entitled Access to Work in Progress, shall apply to the Spacecraft while in storage.

7.               For the purpose of Paragraph C of Article 19 hereof, entitled Remedies for Late Delivery, any Spacecraft that is to be put into storage shall be considered to have been delivered upon successful completion of the Pre-Shipment Review referred to in Section 7.4.3.1 of Annex A hereto, entitled Statement of Work.

8.               When the Spacecraft is brought out of storage, it shall undergo the Storage Recovery procedures given in Section 6 of Annex J hereto, entitled Overall Test Plan, and the Contractor shall promptly correct any deficiencies noted during such Storage Recovery procedures, subject to Paragraph C of Article 24.  The Contractor requires the following notice periods for the shipment of a Spacecraft to a Launch site following a period of storage:-

a.               Two (2) months for the organisation of transportation of the Spacecraft; and,

Concurrent with this activity;

b.              *** (***) weeks if the Spacecraft has been in storage for less than *** (***) weeks (“Standby Storage”); or

c.               *** (***) months if the Spacecraft has been in storage for more than *** (***) weeks, and less than *** (***) *** (“Short Term Storage”); or

d.              *** (***) months if the Spacecraft has been in storage for *** (***) *** or more (“Long Term Storage”).

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9.               Title to the Spacecraft shall pass to Inmarsat at the time of successful completion of the Pre-Shipment Review referred to in Section 7.4.3.1 of Annex A hereto, entitled Statement of Work.  Risk of loss shall remain with the Contractor until the earlier of Lift-Off or five (5) years after delivery into storage.

10.         The warranty in Article 11 hereof, entitled Warranty, in respect of a Spacecraft to be placed into storage shall commence at the time of successful completion of the Pre-Shipment Review referred to in Section 7.4.3.1 of Annex A hereto, entitled Statement of Work, and shall run for a period of five (5) years, or until the Spacecraft is Launched, whichever occurs first.

11.         The Contractor shall be responsible for delivery of the Spacecraft to the designated Launch site and provision of Launch and mission support in accordance with Section 3 of Annex A hereto, entitled Statement of Work.

Article 34                Applicable Law

This Contract shall be governed by and interpreted according to the laws of England.

Article 35                Arbitration

A.    Any dispute that arises between the Contractor and Inmarsat in connection with this Contract, which is not settled within thirty (30) days from the date that either party notifies the other that such a dispute exists, or within such longer period as may be mutually agreed upon, shall be resolved by arbitration under the Rules of the London Court of International Arbitration in effect on the date that the arbitration is initiated.

B.    A sole arbitrator shall be appointed by the Court, UNLESS the parties agree in a particular case that the tribunal should consist of more than one arbitrator, or UNLESS the Court determines in view of all the circumstances of the case that a three (3) member tribunal is appropriate.

C.    The place of arbitration shall be London, England.

D.    Responsibility for paying the costs of the arbitration, including the costs incurred by the parties themselves in preparing and presenting their cases, shall be apportioned by the tribunal.

E.     The award shall state the reasons upon which it is based.

F.     The award shall be final and binding on the parties as from the date it is made.

G.    Judgement upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

H.    The parties recognise that the subject matter of this Contract is unique, and that damages may not be adequate under some circumstances.  For these reasons, the parties agree that the tribunal shall be empowered to decree specific performance.  Since it is possible that such a decree may not be enforced by a court in which a party hereto may find it necessary to seek enforcement of the arbitration decision, the parties expressly authorise the tribunal to give an award in the nature of astreinte, which may be given concurrently with any decree for specific performance as an alternative remedy.

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Article 36                Assignment

A.    The Contractor shall not assign or delegate, either in whole or in part, this Contract or any of the Contractor’s rights, duties, or obligations hereunder to any person or entity without the prior express approval of Inmarsat, which shall be at Inmarsat’s sole discretion, provided that the Contractor may subcontract Work in the ordinary course of performance and in accordance with the terms of this Contract without such prior express approval.

B.    Notwithstanding any conditions under which Inmarsat may grant such approval, the Contractor shall remain a guarantor to Inmarsat of the performance of the assigned or delegated duties and obligations in accordance with this Contract and all applicable laws.

C.    Inmarsat shall have the right to assign, novate or transfer this Contract or any of its rights and obligations hereunder to a third party PROVIDED that Inmarsat can demonstrate to the reasonable satisfaction of the Contractor that there is not a material adverse effect on the payment obligations to the Contractor hereunder.  If there is a material adverse effect on the payment obligations then Inmarsat shall still have the right to assign, novate or transfer, as aforesaid, if it provides the Contractor with adequate security in respect thereof to the reasonable satisfaction of the Contractor.

Article 37                Confidentiality

A.    The Contractor shall have the following obligations with respect to the information contained in this Contract, including all of its Annexes; any reports provided by the Contractor pursuant to Paragraph B of Article 8 hereof, entitled Access to Work in Progress; and any information supplied to the Contractor by or on behalf of Inmarsat in connection with this Contract that is identified as confidential at the time it is so supplied.

1.     The Contractor shall take all reasonable measures to protect the confidentiality of such information.

2.     The Contractor agrees that it shall use such information solely in connection with this Contract, UNLESS alternative uses are explicitly authorised by Inmarsat with respect to specifically designated information.

3.     The Contractor shall not disclose such information to third parties in writing, or have it disclosed, in any manner or form, so long as it remains confidential, without the explicit written authorisation of Inmarsat.

4.     Notwithstanding Paragraph A(3) of this Article, disclosures to Subcontractors, shall be permitted without explicit authorisation from Inmarsat, but only to the extent necessary to enable such Subcontractors to perform their Work within the scope of this Contract and provided always that such Subcontractors have accepted provisions no less onerous than the provisions of this Article.

B.    Inmarsat shall have obligations reciprocal to those in Paragraphs A(1) through A(3) of this Article with respect to any information that is supplied to Inmarsat by or on behalf of the Contractor within the scope of this Contract that is identified as confidential at the time it is so supplied, save that Article 13 hereof, entitled Inmarsat’s Rights in Intellectual Property, shall take precedence over the provisions of this Article to the extent that there is any inconsistency.

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C.    This Article shall continue to apply, irrespective of any expiration or termination of this Contract, for a period of fifteen (15) years from EDC or UNLESS and until such time as such information comes into the receiving party’s lawful possession without restriction independent of disclosure in connection with this Contract, or otherwise lawfully comes into the public domain.

Article 38                Public Release of Information

The Contractor shall obtain the approval of Inmarsat concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches, and other public information releases to be made by the Contractor or any of its Subcontractors concerning this Contract or the Work performed or to be performed hereunder.  Inmarsat shall as soon as practicable review the proposed text prior to the date scheduled for its release.

Article 39                Communications

A.    All notices, reports, invoices and other correspondence to be provided to Inmarsat or the Contractor pursuant to this Contract shall be sent for the attention of the responsible officers referred to in Paragraph A of Article 40 hereof, entitled Responsible Officers, at the following addresses:

Inmarsat Ltd	Astrium SAS

99 City Road	31, avenue des Cosmonautes

London	31402 Toulouse Cedex 4

EC1Y 1AX	France

England

B.    All communications pertinent to this Contract shall be made or confirmed in writing, including letter, or facsimile.

C.    All documentation and communications required under this Contract shall be in the English language.

Article 40                Responsible Officers

A.    The responsible officers of the parties may be changed from time to time by notice to the other party.  Until further notice, the responsible officers for Inmarsat shall be Lea Traini for contractual matters and Alan Howell for technical matters, and for the Contractor shall be Gaëtan Martin for contractual matters and Michel Le Moine for technical matters,

B.    For the purpose of administration of this Contract, any communications between Inmarsat and the Contractor shall be enforceable and binding upon the parties only if signed by the appropriate responsible officers.

Article 41                Time Limits

UNLESS otherwise indicated, any time limits to which this Contract binds the Contractor or Inmarsat shall be counted in calendar days from the day following that of the event

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marking the start of the time limit, and shall end on the last day of the period laid down.  When the last day of a time limit is a Saturday or Sunday, or a legal holiday in the country in which the particular contractual performance is required, such time limit shall be extended to the first working day following.

Article 42                Order of Precedence

Subject to Paragraph C of Article 30 hereof, entitled Examination of Technical Annexes, should there be any ambiguity, discrepancy, or inconsistency between the Contract and any of its Annexes, resolution shall be in accordance with the following order of precedence:

1.               The Contract Articles, all of the financial and other non-technical Annexes referred to therein, and Annex E hereto, entitled Performance Algorithm;

2.               Annex A hereto, entitled Statement of Work, including its appendices;

3.               Annex B hereto, entitled Technical Specifications and Operational Requirements; and

4.               All other technical Annexes.

Article 43                Entire Agreement

This Contract constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous correspondence, representations, proposals, negotiations, understandings, or agreements of the parties, whether oral or written.  The parties also hereby acknowledge that there are no collateral contracts between them with respect to the subject matter hereof.  A person who is not a party to this Contract has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Contract but this does not affect any right or remedy of a third party which exists or is available apart from that Act or any right of a party to this Contract to enforce any term of this Contract for and on behalf of such third party where applicable.

Article 44                Limitation of Liability

A.           The parties to the Contract expressly recognise that commercial space ventures involve substantial risks and recognise the commercial need to define, apportion and limit contractually all of the risks associated with this commercial space venture. The payments and other remedies expressly set forth in the Contract fully reflect the parties’ negotiations, and intentions with respect to allocation of the risks associated with commercial space ventures.

B.             Unless specifically stated to the contrary, all rights and remedies set forth in the Contract shall be exclusive and in substitution for all remedies arising under law or equity.

C.             Except as otherwise provided in the Contract, in no event shall either party or a party’s affiliates and its and their Subcontractors and its and their officers, employees and agents, be liable, in contract, in tort, or otherwise for any incidental or consequential damages of any nature arising at any time or from any cause whatsoever, including specifically, but without limitation, loss of profits or revenue, loss of full or partial use of any equipment, losses by reason of operation of any

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deliverable item at less than capacity, delays, cost of replacements, cost of capital, loss of goodwill, claims of customers, or other such damages.

D.            The total liability of either party to the other with respect to all claims of any kind, including without limitation, liquidated damages, whether as a result of breach of contract, performance incentives, excess mass, intellectual property infringement, warranty, strict liability or otherwise, and whether arising before or after delivery of any deliverable item, for any loss from the Contract, or from the performance or breach thereof, shall in no event exceed the Contract Price.

E.              Both parties agree that when making any claim against the other they will both use all reasonable efforts to mitigate any losses arising from the same.

Article 45                *** Contingency Fund

The Parties have agreed to *** establish a contingency fund that will be used to finance any work that Inmarsat considers necessary to enhance and/or protect the programme schedule. This contingency fund shall be managed as follows:

a)              The fund shall be known as the *** Contingency Fund (or “Fund”) and shall be contributed to *** by both Inmarsat and the Contractor.

b)             *** US Dollars of the Contract Price is designated as the Contractor’s contribution to the Fund.  Inmarsat has designated a further sum of up to *** US Dollars as its contribution to the Fund.

c)              The Fund is to be used to finance any tasks that Inmarsat considers are necessary to enhance and/or protect the programme schedule.

d)             Any use of the Fund will be financed *** from each of the Inmarsat and Contractor contributions to the Fund.

e)              The use of the Fund is to be initiated and directed by Inmarsat, however, the Contractor’s views will be considered in determining the use of the Fund.

f)                The Contractor will be requested to provide a proposal for each use of the Fund which will be a firm-fixed price whenever possible.

g)             Any work or tasks financed by the Fund shall be treated as Contract Change Notices (CCNs), in accordance with Article 31, entitled Changes, but will be identified and accounted for separately and designated as *** Contingency Fund CCNs.

h)             At the delivery of the PFM, Inmarsat shall pay the Contractor the amount of *** US Dollars, this amount being *** of the Contractor’s contribution to the Fund, minus *** of the amount of the Contractor's contribution to the Fund already used.  If the Contractor’s contribution to the Fund already used equals *** US Dollars then no payment shall be made and the Fund shall be considered no longer available for use by either party.

i)                 At the delivery of F3 the Contractor shall be paid the ***, if any, of its contribution to the Fund that has not yet been used in accordance with the provisions of this Article.  Upon such payment the Fund shall be considered no longer available for use by either party.

Article 46                Launch Vehicle Compatibility

If, at any time prior to Launch in respect of each Spacecraft, the interface and support requirements and technical data (the “Launch Agency Requirements”) issued by the selected Launch Vehicle agency(s) as specified in Annex A differ from the Launch Agency Requirements current at PDR then the Contractor shall promptly at its own expense evaluate the consequences using its reasonable efforts in good faith to avoid any hardware modification, additional testing and/or schedule impact.  These efforts shall include inter alia interaction (supported by Inmarsat) with the Launch Vehicle agency.  If this evaluation shows that the Spacecraft is compatible with the updated Launch Agency Requirements without hardware modification or additional testing the updated Launch Agency Requirements will replace those current at PDR.  If it does not, the Contractor shall provide a report to Inmarsat demonstrating the incompatibility and recommending the least cost, minimal-impact-to-schedule hardware modifications and/or additional testing which may be required.  Provided Inmarsat accepts the findings of the Contractor, the parties will treat the matter as a change in accordance with Article 31 hereof, entitled Changes.

IN WITNESS WHEREOF, the parties hereto have signed this Contract in duplicate.

Astrium SAS    Inmarsat Ltd

By: /s/ JEAN-MICHEL AUBERTIN	By: /s/ MICHAEL STOREY

Typed name: Jean-Michel Aubertin	Typed name: Michael Storey

Title: Director, Commercial Satellites	Title: President and CEO

By: /s/ CHRIS CHANT

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Typed name: Chris Chant

Title: Managing Director

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Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX A - STATEMENT OF WORK

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1	SCOPE

2	RESPONSIBILITY

3	DELIVERABLE EQUIPMENT AND SERVICES

3.1	FLIGHT SPACECRAFT
3.2	LAUNCH VEHICLE INTERFACES AND LAUNCH SUPPORT ACTIVITIES
3.3	MISSION OPERATIONS AND SUPPORT
3.4	IN-ORBIT TEST PLAN
3.5	SPACECRAFT INTERFACES TO INMARSAT’S GROUND NETWORK
3.6	TT&C RF INTERFACE (SUITCASE) SIMULATOR
3.7	DELIVERABLE DOCUMENTATION
3.8	SPACECRAFT SHIPMENT AND STORAGE
3.9	PAYLOAD CONTROL SYSTEM
3.10	SPACECRAFT DYNAMIC SIMULATOR SOFTWARE

4	NON-DELIVERABLE ITEMS

4.1	DEVELOPMENT AND QUALIFICATION MODEL EQUIPMENT
4.2	LIFE TEST UNITS
4.3	TEST EQUIPMENT AND OTHER GROUND SUPPORT EQUIPMENT
4.4	SHIPPING AND STORAGE CONTAINERS
4.5	SPARE PARTS AND EQUIPMENT

5	PROGRAMME MANAGEMENT

5.1	PROGRAMME MANAGEMENT PLAN
5.2	DOCUMENTATION AND DATA MANAGEMENT
5.3	PROGRESS AND TECHNICAL MEETINGS
5.4	INMARSAT RESIDENT TEAM

6	DESIGN ACTIVITIES

6.1	SPECIFICATIONS
6.2	DESIGN ANALYSES
6.3	PASSIVE INTERMODULATION (PIM)
6.4	DESIGN REVIEWS

7	TEST ACTIVITIES

7.1	GENERAL
7.2	TEST DOCUMENTATION
7.3	TEST DATA
7.4	TEST REVIEWS

8	PRODUCT ASSURANCE REQUIREMENTS

8.1	END ITEM DELIVERY

9	OPTIONS

9.1	SPACECRAFT STORAGE
9.2	SPECIALISED FLIGHT CONTROL SOFTWARE
9.3	ADDITIONAL SPACECRAFT

APPENDIX 1: LAUNCH VEHICLE SUPPORT REQUIREMENTS

APPENDIX 2: OPERATIONS SUPPORT PLAN

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APPENDIX 3: DELIVERABLE EQUIPMENT AND SERVICES

APPENDIX 4: OPTIONAL EQUIPMENT AND SERVICES

APPENDIX 5: CONTRACT DOCUMENTATION LIST (CDRL)

APPENDIX 6: UNRESTRICTED DELIVERABLE DATA

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1                 SCOPE

This document defines the work to be done by the Contractor for the Space Segment of the Inmarsat-4 programme, including deliverable hardware, software, services and documentation.

The scope of work for the Inmarsat-4 Space Segment procurement can be summarised as principally to design, develop, manufacture, test and deliver three (3) Spacecraft, which shall be delivered to the designated launch sites in accordance with the delivery dates defined herein.

This constellation of spacecraft are planned to provide capabilities for Inmarsat’s new Personal Multimedia Communications (PMC) services, and also to support Inmarsat’s existing services.

This Statement of Work defines the Deliverable Equipment and Services required for the Space Segment, and also defines the requirements for other associated documentation and services including:

•     Mission Operations and Support,

•     Launch Vehicle and Ground Segment Interfacing requirements,

•     Supply of a TT&C RF ‘Suitcase Simulator’,

•     Spacecraft flight control procedures,

•     Payload Control System,

•     Spacecraft ‘Dynamic Simulator’ software,

•     LEOP Flight Control software,

•     Life-test Battery

Options for the provision of the following are also identified:

•     Spacecraft storage,

•     Enhanced Navigation Payload,

•     Additional Payload Control Systems,

•     Battery Life Testing,

•     Five Panel Solar Array,

•     Station-keeping Flight Control Software, and

•     Additional Spacecraft.

2                 RESPONSIBILITY

The Contractor will be fully responsible for all tasks related to the design, development, fabrication, integration, testing and delivery of the spacecraft and associated equipment.  This responsibility includes programme management tasks and reporting to Inmarsat on the status of the programme.

The Contractor will also be responsible for ensuring compatibility of the spacecraft design with the proposed launch vehicles as defined in Section 3.2 of this Statement of Work, and to prepare the spacecraft for launch.

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The Contractor will be required to ensure the compatibility of the spacecraft design with Inmarsat’s ground network which will include provisions for the monitoring and control of the satellites.

3                 DELIVERABLE EQUIPMENT AND SERVICES

3.1              FLIGHT SPACECRAFT

This Statement of Work relates principly to the design, development, manufacture, test and delivery of three (3) identical spacecraft for the Inmarsat Inmarsat-4 programme.

The Contractor shall deliver to Inmarsat three complete spacecraft fulfilling all specifications defined in Annex B to the Contract, entitled Technical Specifications and Operational Requirements, compatible with a minimum of two launch vehicles and including propellants etc. as specified in this Statement of Work.

It should be assumed that all three satellites shall be delivered to the designated launch sites in accordance with the following schedule, defined in number of months after EDC.

Spacecraft	Delivery to Launch Site
F1	****
F2	****
F3	****

The nominal system level schedule margins to be provided by the Contractor at EDC are as follows:

PFM:	Service Module Delivery:	**** months margin

	Communications Module Delivery:	**** month margin

	Spacecraft Delivery:	**** months margin

FM2:	Service Module Delivery:	**** months margin

	Communications Module Delivery:	**** month margin

	Spacecraft Delivery:	**** months margin

FM3:	Service Module Delivery:	**** months margin

	Communications Module Delivery:	**** month margin

	Spacecraft Delivery:	**** months margin

The nominal AIT schedule durations proposed by the Contractor are as follows:

PFM	Service Module AIT	**** months

	Communication Module	**** months

	Satellite AIT	**** months

FM2	Service Module AIT	**** months

	Communication Module	**** months

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	Satellite AIT	**** months

FM3	Service Module AIT	**** months

	Communication Module	**** months

	Satellite AIT	**** months

Inmarsat may require the third satellite be delivered to storage should the first two spacecraft be launched successfully.

3.2              LAUNCH VEHICLE INTERFACES AND LAUNCH SUPPORT ACTIVITIES

The Contractor is required to provide a common satellite design which is fully compatible with a minimum of two different launch vehicles.  This compatibility shall include all mechanical and electrical interfaces, envelope, lift-off mass, safety and all other aspects concerned with the launch.  Inmarsat will procure these launch vehicle services directly from one or more of the launch vehicle service providers from the following list:-

Ariane 5

Sea-Launch

Delta 4

Atlas 5

Proton Breeze M

The selection of two launch vehicles shall be completed within twelve months from the contract award for the satellite programme.  The final launch vehicle selection for a particular satellite shall be made by Inmarsat in a time-frame consistent with the AI&T activities associated with launch vehicle compatability for that satellite and in any case no later than 2 months prior to the agreed need date for that satellite.

The Contractor will be required to perform all the launch vehicle technical design and interface activities required by these selected launch service providers and all other activities required to ensure complete compatibility with the selected launch vehicles; for the submission of any integration documentation required by these launch vehicle agencies, and for obtaining the information necessary to demonstrate compliance with their requirements.

The Contractor shall be responsible for pre-launch operation tasks at the launch site as described in Appendix 1 to this SOW, entitled Launch Vehicle Support Requirements.

The satellite design shall facilitate the possibility to switch from one launch vehicle to another at a late stage in the manufacturing process for any given satellite in order to accommodate late changes in availability for a particular vehicle.

3.3              MISSION OPERATIONS AND SUPPORT

This section defines the support to be given by the Contractor to Inmarsat during pre-launch preparations for the operations of the satellite, in the actual initial in-orbit operations and throughout the specified design lifetime of each satellite. Support shall also be provided for anomaly investigations if required. This support shall be detailed in an Operations Support Plan (OSP) the

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contents of which shall, as a minimum, be as defined in Appendix 2 to this SOW, entitled Operations Support Plan.

3.3.1        Operations Requirements Handbook (ORH)

The ORH shall include all the technical data required for operation and control of the spacecraft together with both nominal and contingency operational procedures recommended by the Contractor for use by Inmarsat during all phases of the mission.  This ORH shall include spacecraft Flight Control Procedures (FCP’s) to enable Inmarsat to monitor spacecraft status and control spacecraft functions for transfer orbit, IOT, deployments and for all on-station operations including Contingency Recovery conditions. These FCP’s shall be delivered as Word or HTML documents and also in Oracle format to allow Inmarsat to retrieve them in Procedure Intermediate Language (PIL) format.

The ORH shall form a comprehensive reference document addressing the Spacecraft System, each of the Spacecraft Subsystems and also the flight software, telemetry lists, telecommand lists and contingency analyses.

The following data is required as a minimum for the Spacecraft System, for each Subsystem and also for any flight software:

•    Overall description, including configuration drawings for the various mission phases;

•    Mission description from before launch through to and including all operational phases;

•    Orbit control strategy and operational constraints;

•    Key performance data and budgets,

•    Telemetry and telecommand functions, including operational constraints, processing paths, flight specific calibration data, ranges, resolution and accuracy;

•    Specific generic procedures for Launch and Early Operations Phase (LEOP), In Orbit Test (IOT) and on-station nominal and contingency;

•    Flight specific volumes shall include typical items such as alignment data for sensors and thrusters, sensor calibration data, spacecraft mass properties, fuel loading volumes, temperatures and pressures and on-board ranging delays.

The contingency analysis shall be presented in flowchart form to facilitate diagnosis of failures or anomalies using spacecraft telemetry data.

Data (such as tables of gain calibrations or antenna patterns) shall be provided in electronic format compatible with Excel or other mutually agreed format.

3.4              IN-ORBIT TEST PLAN

In order to evaluate performance with respect to major specification parameters, Inmarsat will conduct in-orbit performance tests for the spacecraft according to a test plan that will be prepared by Inmarsat.  In-orbit performance test methods will be as similar as practicable to pre-launch ground test methods.  The Contractor shall support Inmarsat in this objective by assisting in the definition of in-orbit test facility hardware, in reviewing test procedures and by enabling Inmarsat to make use of ground test procedures and software to the extent

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possible, and by assisting in the provision of predicted performance based upon ground test data.

3.5            SPACECRAFT INTERFACES TO INMARSAT’S GROUND NETWORK

3.5.1        Ground Network Architecture

The Contractor shall be responsible for defining the ground segment configuration necessary to support satisfactory satellite TT&C and Payload control operations.  These provisions will be subject to agreement by Inmarsat who will implement these functions. This definition shall take into account the following constraints:

•      A minimum of two ground stations will be used for satellite control for each satellite.  One of these stations will be a ‘TT&C enabled’ SAS, whereas the second could be either a second SAS station or an upgraded Inmarsat TT&C station.  One ground station will function as ‘master’ station and the second as backup;

•      Inmarsat’s two satellite control centres (SCC’s) will be upgraded to form primary and backup satellite control centres for the new satellites.  The SCC’s will interconnect with the TT&C and Payload Control equipment in the primary and backup groundstations worldwide via the Inmarsat Core VPN;

•      Certain elements of the spacecraft payload will be controlled directly by the Advanced Multimedia Network (AMN) ground software, including the mobile-to-mobile call setup and the channel-to-beam routing.  These control functions will be implemented by software commands from the AMN being enacted via custom payload control software and baseband equipment installed at the TT&C enabled SAS stations.  The SCC will also include monitoring capabilities for these functions.

•      Dynamic Software Simulators (Dysim’s) located at Inmarsat’s SCC’s; and

•      Two In-Orbit Test systems will be located at dedicated IOT stations.

3.5.2        Spacecraft Interface Requirements

The Contractor shall provide common TT&C air-interfaces and common payload control air-interfaces on each spacecraft.  These interfaces shall be compatible with the Advanced Multimedia Network (AMN) ground network interfaces and shall be defined in the Ground-Spacecraft Interface Document (GSID) identified in the CDRL.

As a minimum the GSID shall contain:

•      Telecommand link budgets, showing the worst case command rejection and false command rates through the various command paths.

•      All base-band information and protocols needed to allow the ground segment to correctly assemble and transmit “clear mode” commands to the spacecraft.

•      All baseband information and protocols needed to allow the ground segment to correctly assemble and transmit “encrypted mode” commands to the spacecraft.

•      Telemetry link budgets, showing the worst case bit error rates achieved through the various telemetry paths and operating modes.

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•      All baseband information needed to allow the ground segment to decommutate correctly the telemetry from the spacecraft in all modes of operation.

•      Ranging link budgets, showing the worst case measurement errors achieved through the various ranging paths and operating modes.

•      Link budgets, and any other parameters (including modulation and coding schemes) required for the Satellite Payload telemetry and telecommand links

•      Link budgets, modulation and coding schemes, physical location and any other parameters necessary for any ground beacon(s) required to achieve spacecraft pointing.

3.6              TT&C RF INTERFACE (SUITCASE) SIMULATOR

Equipment shall be supplied for the purpose of verifying compatibility at an RF interface level between the spacecraft and the TT&C system antennas.  This equipment is referred to as the ‘suitcase simulator’ and shall be capable of delivering a telemetry format of arbitrary data, of receiving and executing a command and of ranging.

The suitcase simulator shall be ruggedised to withstand transportation worldwide as ‘checked-in baggage’ on commercial airlines, and local/regional transportation by road.

Inmarsat will arrange for the transportation of the suitcase simulator, however the Contractor shall be responsible for obtaining all necessary export licenses required to achieve this.

This compatibility testing for the first SAS shall be demonstrated prior to the Final Design Review for the PFM spacecraft.

The Contractor shall define an appropriate spares and maintenance philosophy for this equipment.

3.7              DELIVERABLE DOCUMENTATION

Documents which are required to be delivered to Inmarsat are listed in the CDRL contained in Appendix 5 to this Statement of Work.  All deliverable documentation for the Inmarsat-4 programme shall use S.I. units.

3.7.1        Document Categorisation

These documents are categorised as follows:

‘For Information’	Requires no responding action from Inmarsat.

‘For Review’

Requires a formal Inmarsat response which shall normally be supplied within a reasonable timeframe.  Lack of a formal response by Inmarsat shall not relieve the Contractor of it’s obligations under this Contract.

‘For Approval’

Requires a formal Inmarsat response, usually in the form of a signature on the document approval page. Formal acceptance by Inmarsat shall be required to permit continuous programme progress, which will normally be received within the identified review periods unless specific deficiencies are identified to be addressed by the Contractor.

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3.8              SPACECRAFT SHIPMENT AND STORAGE

The Contractor shall be responsible for shipping the spacecraft to the launch sites and for any necessary ground support equipment transportation.

The Contractor shall also provide short and long term storage in order to meet the satellite deployment schedules as defined in Section 3.1 of this Statement of Work.  As a minimum, the Contractor shall provide spacecraft storage for each spacecraft for a period of up to six (6) months *** to Inmarsat. The Contractor shall provide detailed shipment and storage plans for Inmarsat approval at the System Preliminary Design Review (PDR).

3.9              PAYLOAD CONTROL SYSTEM

The Contractor shall supply all software and hardware required to perform the functions listed below and shall supply the computer systems and any operating systems required for implementation.  The Contractor shall implement the software on the computer systems and shall provide a comprehensive demonstration of the correct functioning of the software and interfaces. Software Design, Configuration and Test Documentation shall be provided as identified in Part F of the CDRL

This software shall perform the following functions:

•    Monitor and control the Communications payload via the SAS equipment (subject to a separate procurement) to provide the required real-time channel-to-beam switching and other functions as described in Annex B to the Contract, entitled Technical Specification.

•    Monitor and control the Communications payload to provide real time configuration of the Payload Mobile to Mobile switch functions.

The Payload Control System shall interface to the filter allocation system located in the AMN network to accept commands for payload reconfiguration (channel-to-beam allocations, mobile-to-mobile call setup etc).  The Payload Control System shall interface to the SAS equipment to implement the required payload reconfiguration, and to the Inmarsat SCC to support monitoring and reprogramming of on-board processors and to the Inmarsat NOC for monitoring the Payload Control System status.

All interfaces between the Payload Control System and the ground control computer systems shall be detailed in the GSID and Part F of the Contract Data Requirements List given in Appendix 5 to this Statement of Work.  Any necessary communications between Payload Control and Inmarsat-provided systems shall be as described in Annex B, entitled Technical Specification.

PCS controller (i.e. software and computer) shall be repairable/replaceable in the country of use.

The Contractor shall identify and include the provisioning of essential spares.

As a baseline, spares shall comprise a complete set of VXI/VME cards for each of the two SAS sites.

3.10           SPACECRAFT DYNAMIC SIMULATOR SOFTWARE

Computer software capable of providing dynamic simulation of the Inmarsat-4 spacecraft is required to be provided to Inmarsat for installation at the

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Spacecraft Control Centre (SCC) for operator training, ground computer testing and flight procedure validation (nominal and contingencies).

The simulator shall interface with the Satellite ground control computer system via the same IP-based protocol as used between the I3S and the TT&C Stations. The Contractor shall identify the necessary hardware and any supporting software to run the software simulator. The source code for the software simulator shall be delivered to Inmarsat and the Contractor shall obtain the necessary export licenses.

The simulator shall accurately model the satellite dynamics and characteristics for all subsystems.  Any flight software used on the satellite shall be incorporated in the simulator.

The Contractor shall plan and execute the following four major milestones: Requirements review, Design review, In-plant Acceptance Test (IPAT) and On-site Acceptance Test (OSAT). Following the first OSAT the Contractor shall provide training for Inmarsat-nominated personnel. The Contractor shall provide comprehensive documentation for the operational use, programming and maintenance of the simulator.

3.11           LEOP FLIGHT CONTROL SOFTWARE

The LEOP software shall include LAE burn sequence planning software and Transfer Orbit attitude processing software.

There is no requirement for the software to be hosted or integrated into the I3S ground system software.  The software is to be integrated by Inmarsat into the existing Inmarsat flight dynamics software and therefore the software delivered must be tested source code modules.

Inmarsat shall be permitted to make any changes to the delivered source code modules deemed necessary for integration of the software with Inmarsat’s current suite of Flight Dynamics Software.  These changes may be made following Final Acceptance of the software by Inmarsat and the Contractor will be informed and permitted to review any of these changes.

The software shall be provided in a high level programming language and shall be compatible with an industry standard operating system.  The Contractor shall provide a comprehensive demonstration of the correct functioning of the software and interfaces. Software Design, Configuration and Test Documentation shall be provided as identified in Part G of Appendix 5 to this SOW, entitled Contract Data Requirements List.

3.12           LIFE-TEST BATTERY

A life test battery shall be used as part of a programme to simulate the long term effects of the charge, discharge and temperature cycling expected to be experienced by the battery in orbit. The life test battery shall be populated with eight cells from the same manufacturing lot as the Inmarsat-4 flight cells.The eight cells shall be assembled in a non-flight battery configuration fitted with pressure transducers and a defined interface connector to allow life testing to be performed without any additional rework.  The Battery Life Testing is an option as defined in Section 9.5 of this Statement of Work.

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4                 NON-DELIVERABLE ITEMS

4.1              DEVELOPMENT AND QUALIFICATION MODEL EQUIPMENT

For all new or significantly modified equipment proposed to be developed for the Inmarsat-4 mission it is required that Development and/or Qualification model equipment be manufactured in accordance with the requirements of the Inmarsat-4 programme Hardware Matrix.

All Engineering Model (EM), Engineering Qualification Model (EQM) and Qualification Model (QM) hardware manufactured for the Inmarsat-4 programme shall be tested in accordance with the Overall Test Plan (Annex J) to minimise programme risk prior to manufacture of the flight hardware.

4.2              LIFE TEST UNITS

All equipment susceptible to noticeable wear, degradation, fatigue, thermally induced creep or preload induced creep during their projected lifetime (including time for fabrication, storage, ground testing and flight) shall be subjected to life tests, under conditions representative of those experienced in-orbit and during ground testing.

The Contractor shall specify the list of equipment intended to be subjected to life tests in the Overall Test Plan. For cases where the Contractor can submit relevant life test data which envelopes that required for the Inmarsat-4 mission, measured on units which are fully representative of those planned to be used on the programme, Inmarsat will consider accepting such data in lieu of actual life testing.

4.3              TEST EQUIPMENT AND OTHER GROUND SUPPORT EQUIPMENT

The Contractor shall be responsible for supplying any test equipment, Mechanical Ground Support Equipment (MGSE) and Electrical Ground Support Equipment (EGSE) required for the Inmarsat-4 programme, including that required for the Contractor’s launch site activities.

4.4              SHIPPING AND STORAGE CONTAINERS

The Contractor shall provide shipping and storage containers to protect the spacecraft during transportation and storage as required for the Inmarsat-4 programme.

4.5              SPARE PARTS AND EQUIPMENT

Spare parts are not deliverable items, but the Contractor shall ensure that spare parts and flight equipment are available in sufficient quantity at all levels of assembly to support the integration and test programmes at unit, subsystem and spacecraft level and hence ensure compliance with the scheduled delivery requirements for the Programme.

5                 PROGRAMME MANAGEMENT

This section defines the programme management and reporting activities to be performed by the Contractor for the Inmarsat Inmarsat-4 programme.

5.1              PROGRAMME MANAGEMENT PLAN

The Contractor shall implement a Programme Management Plan which defines the processes to be used in managing the Inmarsat-4 programme.

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This plan shall address all aspects of the proposed implementation including, as a minimum:

•      Schedule monitoring and control

•      Programme Review management plan

•      The Change Management Plan, including both internal and externally generated changes (Change Requests (CR’s), Change Notices (CN’s), etc)

•      Documentation Control in accordance with the requirements of Section 5.2 of this Statement of Work, and

•      The planned involvement of the Inmarsat resident team

5.2              DOCUMENTATION AND DATA MANAGEMENT

The Contractor shall establish and maintain a centralised documentation system to ensure that all aspects of the Inmarsat-4 programme are adequately recorded and available for access, including as a minimum all Inmarsat-4 programme documents, drawings and test data.

The Contractor shall provide the same access and information updates to the Inmarsat team as those provided to the Contractor’s programme staff.

This documentation system may be implemented as an electronic paperless system provided that the unrestricted access requirements can be met.

After completion of the contract, the Contractor shall continue to provide timely access to all documentation and data which may be needed for in-orbit operations (including the detailed spacecraft configuration) to facilitate any anomaly investigation.

The Contractor shall describe its documentation and data control system in the Configuration and Data Management (CADM) plan to be included in the Programme Management Plan.  This CADM Plan shall include detailed descriptions of:

(a)              the document or data identification systems to be used.

(b)              the proposed configuration management system.

(c)              the means by which Inmarsat would gain access and copies of documents or data relating to work performed under the contract, and

(d)              the long term retention plan, which should ensure accessibility over the entire mission life for the spacecraft constellation.

5.2.1        Mass Properties Control

The Contractor shall insure that a credible method for regular mass properties accounting shall be implemented throughout the contract.

5.3              PROGRESS AND TECHNICAL MEETINGS

5.3.1        Regular Progress Meetings

The resident team shall be invited to the regular progress and technical meetings on the project, which are anticipated to occur on a weekly basis.  These meetings should follow the Contractor’s normal format, but allow for Inmarsat participation.  Service module, payload and spacecraft AIT meetings shall be held on a daily basis.

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5.3.2        Quarterly Progress Meetings

The Quarterly progress meetings (QPM’s) are intended to have a more formal presentation format, which will enable non-resident staff (including Senior/Executive Inmarsat and Contractor Management) an overview of the entire status of the programme.

Prior to these QPM’s, systems meetings shall be held with the Inmarsat Resident team to review the status of the system level budgets.

5.3.3        Progress Reports

A one page progress report ‘bulletin’ shall be provided on a weekly basis.  This summary shall highlight schedule status and significant issues or achievements in the past week.

A detailed progress report shall be provided on a Quarterly basis in lieu of the weekly report for that period.  The format for this report shall be jointly agreed between the Contractor and Inmarsat, but should be configured to provide an overview of the entire status of the programme against the defined objectives.  Other specific aspects required to be addressed in the Quarterly progress report are as defined in the CDRL (Appendix 5).

5.3.4        Launch Vehicle Interface Meetings

The Contractor shall support all of the meetings routinely required by Inmarsat and the Launch Vehicle Contractor(s) in connection with the launch of the satellites.

5.3.5        Ground Segment Interface Meetings

The Contractor shall support meetings called by Inmarsat in connection with Ground Segment Interface activities.  On average these meetings will be held every six weeks over the *** months of the programme and it is assumed that three of these meetings will be held in the US.

5.4              INMARSAT RESIDENT TEAM

5.4.1        Role of the Inmarsat Resident Team

Timely implementation of the schedule is considered to be critical to the success of the programme.  In order to facilitate this, Inmarsat plans to have an on-site resident team to monitor the day to day running of the programme and ensure that Inmarsat management are informed of issues and can therefore support timely decision making.  This resident team shall be co-located with the Contractor’s programme office and integrated with the Contractor’s team.  The interface between the Contractor and this team should be highly interactive and largely informal.

Inmarsat residents shall be afforded unescorted access to all areas of the Contractor’s and major Subcontractors’ facilities where work is in progress on the Inmarsat-4 programme, at any time in accordance with the normal procedures for access.

5.4.2        Inmarsat Resident Accommodation

The Contractor will provide office space for up to 18 Inmarsat Residents in total at the spacecraft Contractor’s facilities of which no more than 15 will be present at any one time at either Toulouse or Portsmouth.  This includes furnished

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offices for three senior managers and individual furnished accommodation for the remaining Inmarsat residents.  A conference room shall also be provided for use by Inmarsat Residents, plus a room for a dedicated telemetry terminal to display real time telemetry from the Inmarsat SCC in London.

The resident Inmarsat PC LAN system (which will be furnished by Inmarsat) shall interconnect to the Contractor’s PC LAN system in order to facilitate access to project data and documents on-line.

The resident team shall be provided with unrestricted access to international telephone and other telecommunications links (voice and data).  Inmarsat will reimburse the costs associated with the use of these services by the Inmarsat Resident team.

In the event that major Subcontractors are to be used to supply hardware or services for the programme, appropriate on-site resident facilities shall be also provided at these sites.

5.4.3        Interaction with the Customer Resident Team

The Inmarsat resident team shall be invited to all progress and technical meetings on the project including MRB’s, integration and test meetings, interface meetings, design changes and other ad-hoc programme meetings.  These meetings should follow the Contractor’s normal format, but allow for Inmarsat’s participation.  In addition, it is anticipated that the resident team would have frequent interaction with the project management, the systems team and other engineering staff as the need arises.  The Inmarsat resident team is not expecting to access internal Contractor financial information.

6                 DESIGN ACTIVITIES

6.1              SPECIFICATIONS

The Contractor shall prepare specifications at system, subsystem and equipment level, as defined in the CDRL.

6.2              DESIGN ANALYSES

The Contractor shall perform comprehensive analyses and studies which shall demonstrate the integrity of the spacecraft and conformance to its specifications, including interface specifications. The analyses required to be delivered are defined in the CDRL. Margins shall be demonstrated and quantified for all modes of operations and environmental exposures from fabrication and tests on the ground through to the end of orbit lifetime.

Analyses and studies which have been conducted previously may be provided to cover equipment and subsystems which have been developed and qualified for previous programmes, and which, therefore, do not require requalification for this programme; however, the Contractor shall be responsible for providing an adequate technical rationale to support his claims of prior qualification or qualification by similarity with reference to the Inmarsat technical requirements.

Design analyses, drawings and study reports shall be updated by the Contractor as new information becomes available during the contract period, and shall be made available to Inmarsat as issued.

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6.3              PASSIVE INTERMODULATION (PIM)

The Contractor shall implement a comprehensive PIM Development and Test plan to ensure that the spacecraft design has acceptable Passive Intermodulation (PIM) performance, and that the spacecraft PIM performance will be maintained in accordance with the specifications over the mission lifetime including in-orbit degradation effects and with potential damage/tearing of deployable reflector and thermal protection surfaces.

In particular, the Contractor shall address the methods by which acceptable PIM performance will be verified over temperature for the payload.

6.4              DESIGN REVIEWS

The Contractor shall conduct a series of formal reviews at equipment, subsystem and system level as follows:

	PDR		CDR		FDR	MRR		TRR	TRB	PRE- SHIP	LAUNCH READINESS
NEW EQUIPMENT	X		X			X	(1)	X	X
QUALIFIED EQUIPMENT	Combined review carried out at MRR							X	X
PLATFORM	X	(2)	X	(3)				X	X
COMMUNICATIONS PAYLOAD	X		X					X	X
SPACECRAFT SYSTEM	X		X		X			X	X	X	X
FLIGHT SOFTWARE	X	(4)	X	(5)				X	X

Notes:

(1)   Required for all Qualification/Protoflight equipment

(2)   The Platform PDR shall be at CDR level

(3)   “Delta CDR”, held at time of System CDR.

(4)   Combines SRQ and ADR

(5)   DDR

For the purpose of design reviews, flight software shall be treated as a separate subsystem.

6.4.1        Preliminary Design Review (PDR)

The System PDR shall be conducted to allow the Contractor to satisfy Inmarsat formally of the baseline design concept and the planned implementation.

This meeting shall include reviews of the appropriate budgets and specification requirements for system, subsystem and unit level and shall verify compliance with the contract requirements.

This PDR shall also establish the compatibility of the design with the external and internal interfaces (Launch Vehicles, GSID, SDID etc).

In view of the fact that the Platform is already qualified, the Platform aspects of the System PDR should actually be at CDR level.

For new equipment, PDR’s shall also be held at Subsystem and Equipment level to satisfy Inmarsat of the baseline design concept, configuration, specification and design for that item.  These PDR’s shall include a

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Specification Traceability Review to establish the link back to the overall system level requirements.

For equipment which has already been qualified on other programmes and which is to be used unchanged on Inmarsat-4, the PDR, CDR and MRR shall be combined into a single review in order to authorise the start of manufacture for new equipment as early as possible in the programme.  For off-the-shelf equipment, the PDR and CDR shall be combined with the TRB to verify its acceptability for the programme.

The PDR will be deemed to be complete upon the completion and acceptance by Inmarsat of resolution of major action items.

Sub-system reviews may be combined with system level design reviews.

6.4.2        Critical Design Review (CDR)

Critical design reviews shall be held at Equipment level, Subsystem level and also at System Level to allow the Contractor to formally satisfy Inmarsat of the final design implementation and the compliance with the specification requirements, based upon engineering model tests, design studies and analyses. These CDR’s shall also verify the compatibility of the subsystem/system interfaces and other agreed interfaces (e.g. the GSID).

For the Payload, incremental CDR’s shall be held when the designs of key elements (e.g. SSPA’s, DSP) reach sufficient maturity to allow manufacture to begin.

The adequacy of subsequent acceptance test plans shall also be agreed at this meeting.

On completion of a CDR, the agreed design shall be frozen and placed under formal configuration control.

The CDR will be deemed to be complete upon the completion and acceptance by Inmarsat of resolution of major action items.

6.4.3        Final Design Review (FDR)

At the system FDR the Contractor shall formally satisfy Inmarsat on the readiness of the Protoflight spacecraft for system level testing.

The FDR shall establish the compliance of the spacecraft system to the specification requirements based upon qualification or protoflight tests at equipment and subsystem levels, using design analyses, system level budgets and studies.

This review shall also establish the readiness of the system level test procedures and software for availability two weeks prior to subsequent system level test phases.

The FDR will be deemed to be complete upon the completion and acceptance by Inmarsat of resolution of major action items.

6.4.4        Manufacturing Readiness Reviews (MRR)

Manufacturing Readiness Reviews shall be working level meetings held prior to commencement of manufacture of the first flight articles of each equipment for the Inmarsat-4 programme.

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The MRR shall consider, as a minimum:

•      the satisfactory completion of all development work;

•      that approval has been achieved for all parts, materials and processes;

•      that all drawings and manufacturing facilities to be used have been approved by the Contractor’s project team and, if necessary, Inmarsat; and

•      that all the required parts, materials, processes, documentation and facilities are available to begin manufacture.

6.4.5        Design Review Organisation

6.4.5.1 Planning Arrangements

In general, PDR’s are targeted to determine the adequacy of flow-down of specification requirements, hence the System Design Review should precede the Subsystem reviews, which in turn shall precede the Equipment reviews.

The CDR’s are intended to verify the adequacy of designs against these requirements, hence the Equipment reviews shall precede the corresponding Subsystem reviews, which should in turn precede the Communications Payload and Spacecraft System reviews.

For new equipment, CDR’s shall not be convened until the corresponding equipment, subsystem or system PDR has been completed and all actions closed.  Communications Payload and Spacecraft System Design Reviews represent major programme milestones, and hence shall be arranged by the Contractor and co-chaired by the Contractor and Inmarsat representatives.

For qualified spacecraft platform equipment, the PDR, CDR, FDR and MRR shall be combined into a single review, to be held in the same timeframe as the spacecraft PDR.

The Launch Readiness Review shall be chaired by Inmarsat.

The outcome of each of these major programme reviews will be summarised in a report to be jointly agreed by Inmarsat and the Contractor.

6.4.5.2 Design Review Data Packages

The basic documentation required for programme design reviews is listed in the CDRL in Appendix 5 to this Statement of Work. Data packages for minor reviews shall be delivered to Inmarsat two weeks prior to the review, but for other major reviews including those for the Communications Payload, the Spacecraft System and other reviews requiring major input from non-Resident Inmarsat staff members and consultants, data packages are required to be delivered at least two (2) weeks prior to the review.

6.4.5.3 On-Board Flight Software Design Reviews

The Software Requirements Review (SRR) shall verify all software requirements are fully defined in the Flight Software Requirements document.  The Requirements Document shall also define all performance, interface, operational, resource and verification requirements for the flight software.  The SRR is the first part of the Flight Software PDR.

An Architectural Design Review (ADR) shall be conducted to allow the contractor to satisfy Inmarsat formally of the Architectural Design concept. The

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review shall also verify that the Flight Software Architectural Design Document (ADD) is complete and correct. The ADD shall define the major components of the software and all interfaces between them. The ADD shall also define all external interfaces. A preliminary resource analysis (worst case timing, memory utilisation) shall be presented at ADR. A prerequisite to this review is a successfully completed Software Requirement Review. The Architectural Design Review is the second part of the Flight Software PDR.

The Detailed Design Review (DDR) shall be conducted to allow the contractor to satisfy Inmarsat formally of the Flight Software Detailed Design. The review shall also verify that the Detailed Design Document (DDD) is complete and correct. The DDD shall describe the software to the bottom-level components. All interfaces between components as well as external interfaces are to be completely defined.  Software components shall be described in detail, using Program Design Language or equivalent. The DDD shall include a matrix tracing all requirements in the Software Requirements Document to the Detailed Design implementation. Informal design walkthroughs prior to the review may be a useful way to facilitate an effective DDR.  An updated resource analysis shall be presented at the Detailed Design Review. The Software Requirement Document and the Architectural Design Document shall be updated prior to the DDR to reflect any changes since ADR. The Detailed Design Review is equivalent to the Flight Software CDR.

The software design must be mature at the time of Detailed Design Review and no software design changes are to be expected. Should any unforeseen changes occur after the Detailed Design Review, additional reviews addressing these changes have to be held prior to the Software Test Readiness Review. Formally these reviews will be part of the Detailed Design Review and the same design review and documentation requirements apply.  The Detailed Design Document shall be updated to reflect all changes to the flight software.

All flight software documentation updates must be completed prior to the Software Test Readiness Review. The actual resource utilisation is to be presented at Software Test Readiness Review. A matrix shall also be presented tracing how individual requirements in the Software Requirement Document are verified in specific Flight Software acceptance tests.

7                 TEST ACTIVITIES

7.1              GENERAL

The Contractor shall be responsible for ensuring the availability of the required test facilities, equipment and associated fixtures (MGSE, EGSE etc); and for performing all testing as required in the Overall Test Plan.

7.2              TEST DOCUMENTATION

7.2.1        Test Requirements Specification and Detailed Test Plans

The Contractor shall prepare and deliver Test Requirements Specifications and Detailed Test Plans at System, Subsystem and Equipment Level in accordance with the requirements of the CDRL.  These documents shall reflect the requirements of the Overall Test Plan and shall provide an overview of each of the tests to be performed at the appropriate level to demonstrate that the specified requirements are met.

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7.2.2        Test Procedures

The Contractor shall prepare Test Procedures for the tests to be performed at unit, subsystem and system level. These shall be made available to INMARSAT in accordance with the requirements of the CDRL, and all system level test procedures must have INMARSAT agreement before the tests commence.

The Test Procedures shall include a detailed step-by-step description of the tests, together with the pass/fail criteria and the expected values for all parameters to be measured.

7.2.3        Test Discrepancy Reports (TDR)

Test Discrepancy Reports (TDR) shall be provided to INMARSAT for all anomalies observed during testing of flight units, subsystems and spacecraft. The Test Discrepancy Report shall not be closed until the cause of the anomaly has been positively identified and any necessary corrective action has been implemented.

7.2.4        Test Reports

Detailed reports shall be prepared at the conclusion of all unit, subsystem and system level tests. These reports shall include a summary of the test results, together with commentary on all discrepancies which were noted during the test and the results of any subsequent investigations.

The report shall also include identification of the build status of the item tested, a list of all test equipment used (including calibration status) and a list of all test software used (including revision number and validation status).

A copy of the “as-run” procedure, including measured values where appropriate, shall be provided.

Where tests are run simultaneously on several equipments in ‘batches’ the results may be combined into a combined test report as appropriate.

7.3              TEST DATA

During the test campaigns, the test data shall be made available to Inmarsat in real time.

During spacecraft level testing, a terminal shall be provided in the integration and test facility to allow Inmarsat personnel to access spacecraft telemetry data in real time. In addition, it shall be possible for Inmarsat to monitor the spacecraft telemetry data remotely via data-lines during the spacecraft system test.

Test data shall be compared with the expected values. The actual measured values of all parameters shall be recorded and made available to Inmarsat. Items which are outside the specified limits shall be clearly identified. All test data shall be provided to Inmarsat using a mutually agreed electronic media for off-line analysis.

For each test at equipment, subsystem and spacecraft level, a subset of the measured data shall be entered into a trend analysis record; the parameters to be used for trend analysis shall be agreed on a case-by-case basis with Inmarsat.

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Mate/demate and Running Time Logs shall be maintained for all units.  All test data shall be available and preserved for subsequent use during in-orbit testing and operation.

7.4              TEST REVIEWS

Test reviews may be working level or formal meetings as appropiate organised by the Contractor prior to and following each test.  In case of hardware in volume production, these reviews may be held for groups or batches of units.

7.4.1        Test Readiness Reviews (TRR’s)

Test Readiness Reviews shall be held to assess the readiness of the equipment, or subsystem or spacecraft for test.  The scope of the review shall include consideration of the readiness of the test procedures, test environment and article to be tested.

At system level, the FDR shall be held prior to commencement of the Spacecraft level test programme, and TRR’s shall be held prior to each subsequent phase of spacecraft testing.

7.4.2        Test Review Board (TRB) meetings

TRB’s at equipment level shall generally be convened as working level meetings.  At subsystem and system level, however, these shall be held more formally to review the adequacy of the test results and to obtain agreement to proceed to the next phase of integration.

7.4.3        Pre-Shipment Review

Each spacecraft shall undergo a Pre-Shipment Review, including as a minimum the following assessments:

•      Test Result Compliance Summary

•      Reconciliation between the ‘As built’ and ‘As Designed’ configurations

•      Summary of ‘Open Items’

•      Review of status of other Product Assurance control procedures including Waivers, Deviations, NCR’s, mate/demate logs etc.

A Pre-Shipment Review will be deemed to be successfully completed upon the completion and acceptance by Inmarsat of resolution of all major action items.

At the Pre-Shipment Review Inmarsat shall notify the Contractor if the Spacecraft is to be shipped to the Launch site or placed into storage.

7.4.4        Launch Readiness Reviews

Prior to spacecraft fueling and integration of the spacercraft with the launch vehicle, a Launch Readiness Review (LRR) shall be held to review the status of the spacecraft and its readiness to proceed to the next critical stage of the launch preparations.  An LRR can only be considered to have been successfully achieved following Inmarsat’s written confirmation that the LRR has been successfully closed.

The following list defines the requirements which must be met in order to achieve a successful LRR.

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1. Closure of all open system, sub-system and unit Non Conformance Reports (NCR) and Material Review Boards (MRB) by the Contractor and Inmarsat.

2. Closure of all open Deviations and Waivers by the Contractor and Inmarsat.

3. Closure, subject to Inmarsat’s acceptance of all system and sub-system Pre-Ship Review actions.

4. Closure, subject to Inmarsat’s acceptance of all system and sub-system Test Review Board (TRB) actions and Test Discrepancy Reports.

5. Reconciliation of the `as-built’ system configuration with the `as-designed’ system configuration. This shall be achieved by Inmarsat’s sign-off of the Configured Items Record.

6. Successful inspection of the spacecraft by Inmarsat.

7. Closure of any other open issues such as the issues tracked in an “open item list” affecting the readiness of the spacecraft for launch.

7.4.5        Final Acceptance Reviews

All non-spacecraft items identified in Appendix 3, entitled Deliverable Equipment and Services shall undergo a Final Acceptance Review during which the Contractor shall demonstrate to Inmarsat that the deliverable equipment is ready for use by Inmarsat.  The review shall cover as a minimum the following assessments:-

•      Test Result Compliance Summary

•      Reconciliation between the ‘As built’ and ‘As Designed’ configurations

•      Summary of ‘Open Items’

•      Review of status of other Product Assurance control procedures including Waivers, Deviations, NCR’s, etc.

A Final Acceptance Review will be deemed to be successfully completed upon the completion and acceptance by Inmarsat of resolution of all major action items.

8                 PRODUCT ASSURANCE REQUIREMENTS

The Contractor shall establish and implement a Product Assurance (PA) programme in accordance with the requirements of Annex K to the Contract, entitled Product Assurance Requirements, which shall be detailed in a Product Assurance Plan.

8.1              END ITEM DELIVERY

Upon delivery of an equipment, a subsystem or a spacecraft, the Contractor shall supply an End Item Data Pack (EIDP).  As a minimum, the EIDP for each item shall contain:

•      the Certificate of Conformance for the item, signed by the Contractor’s Quality Assurance representative;

•      test reports and copies of as-run procedures;

•      the Configured Item Status List, identifying the “as-built” standard of the delivered item;

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•      a reconciliation between the “as-built” and “as-designed” standard of the delivered item;

•      at equipment level, circuit schematics as defined in Section 8.2 of this Statement of Work, interconnection diagrams and the “as-built” parts list identifying all parts used in the equipment, together with the Top Assembly and the Interface Control Drawings; and

•      a summary of ‘open items’, plus copies of all Non-Conformance reports, Failure reports, Test Discrepancy reports, Requests for Waiver or Deviation and a copy of the appropriate Log Books.

8.2              ELECTRICAL CIRCUIT SCHEMATICS

Electrical circuit schematics shall be delivered for all equipment built by the Contractor except for the communications payload DSP units.  For all sub-contracted equipment the Contractor shall supply the electrical circuit schematics to the extent to which they are authorised to do so by the sub-contractor.

For all sub-contracted equipment for which the Contractor is unable to obtain authorisation to supply the electrical circuit schematics to Inmarsat, the Contractor shall supply equivalent electrical diagrams of the equipment interfaces with other spacecraft equipment.  These equivalent electrical diagrams shall show the electrical details of the interfaces including, as a minimum, the switching implementation, redundancy arrangement, cross-strapping, driver configuration, filtering and protection.

9                 OPTIONS

9.1              SPACECRAFT STORAGE

Inmarsat may, at its option, require the Contractor to store one of more spacecraft beyond the contractual delivery date.  Storage for an initial period of six months shall be provided by the Contractor ****, as required in Section 3.8 of this SOW.

Storage longer than six months and up to a maximum of five years shall be provided by the Contractor in accordance with the short and long term storage requirements described in Section 6 of Annex J to the Contract, entitled Overall Test Plan.

9.2              STATION-KEEPING FLIGHT CONTROL SOFTWARE

This software shall support preparation of manoeuvres using non-impulsive thrust subsystems.

There is no requirement for the software to be hosted or integrated into the I3S ground system software.  The software is to be integrated by Inmarsat into the existing Inmarsat flight dynamics software and therefore the software delivered must be tested source code modules.

Inmarsat shall be permitted to make any changes to the delivered source code modules deemed necessary for integration of the software with Inmarsat’s current suite of Flight Dynamics Software.  These changes may be made following Final Acceptance of the software by Inmarsat and MMS will be informed and permitted to review any of these changes.

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The station-keeping software shall include on-station (non-impulsive delta-V) modules for NSSK and EWSK manoeuvre management software, wheel off-load management software, orbit determination software and orbit propagation software.

The software shall be provided in a high level programming language and shall be compatible with an industry standard operating system.  The Contractor shall provide a comprehensive demonstration of the correct functioning of the software and interfaces. Software Design, Configuration and Test Documentation shall be provided as identified in Part G of the CDRL.

9.3              ADDITIONAL SPACECRAFT

Inmarsat may wish to procure up to two (2) additional Inmarsat-4 spacecraft to extend the coverage of the Inmarsat-4 constellation or to replace spacecraft that were not successfully deployed.

Inmarsat envisages exercising this option at either ****months after placement of this Contract.  Delivery of additional spacecraft shall be **** after exercise of this option but no earlier than **** after the delivery of the F3 spacecraft.

9.4              FIVE PANEL SOLAR ARRAY OPTION

The dry mass given in Annex B, Section 2.3.1, entitled Dry Mass, assumes a six-panel solar array configuration.  An option for a five-panel array which will provide a dry mass reduction of **** is also being offered.  Inmarsat has until PDR to exercise this option.  The exercise of this option will provide five-panel solar arrays for all three spacecraft and any others subsequently ordered.

9.5              BATTERY LIFE TESTING

9.5.1        Life test objective

Eclipse seasons:

•Real time eclipse seasons to max 80 % DOD

Solstice seasons:

•Accelerated solstice

9.5.2        Detailed test plan

Note : To be adjusted in accordance with the in flight power

Initial standard capacity test at +10°C

Eclipse season: 45 days simulated

• Discharge rate: C/1.5

• DOD: from 10% to 80% following in orbit profile

• Charge rate : C/20 with 1.05 charge return ratio

• Trickle charge : 2 hours at C/200

• Temperature : -5°C ±2°C

Accelerated solstice test season duration: 29.5 days

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Solstice season

- 100% SOC maintained

- Battery cycling due to PPS firing

122 cycles per year

10% DOD at C/5 discharge rate

charge at C/20 with 1.05 return ratio

2 hours trickle charge at C/200

- Temperature : +10°C ± 2°C

23 days of accelerated solstice per year

Thus, one year in orbit is equivalent to 82 days simulation (2*29.5+23).

9.5.3                       Life test schedule at MMS for INMARSAT cells

15 years will be simulated in order to provide margins, leading to a total test duration of 3 years and 5 months.

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9.5.4                       Life test report:

Intermediate report will be provided after each standard capacity test (5, 10 and 15 years simulated).

9.6                                         ENHANCED NAVIGATION PAYLOAD

Inmarsat may wish to enhance the capability of the Navigation Payload following the outcome of the World Radio Conference (WRC2000) such that both E5 and L5 frequencies are available on the satellite and can be selected by ground command.

This option shall be valid from **** and applies to all three spacecraft and any others subsequently ordered.

9.7                                         ADDITIONAL PAYLOAD CONTROL SYSTEMS

Inmarsat may wish to procure up to five (5) additional Payload Control Systems.  These additional Payload Control Systems shall comprise the same hardware, software, simulators and spare VXI Cards as are defined for the Payload Control Systems to be delivered as part of the baseline contract.

The option shall be valid up to ****.  Delivery of any additional systems shall be *** months after date of order but no earlier than ****.

9.8                                         PAYLOAD CONTROL SYSTEM MAINTENANCE

1.                           The Contractor shall provide hardware and software maintenance support to cover the period following the expiration of warranty.   The maintenance period shall commence after the delivery and acceptance of the fourth unit.

2.                           This shall include hardware and software Configuration Management, and maintaining up-to-date documentation.

3.                           The maintenance service shall include a diagnostic/repair facility at the Contractors premises to enable repairs to be carried out on a return to the factory basis.

4.                           Off-the-shelf computer hardware and peripherals shall be excluded from the maintenance support, as Inmarsat will arrange local on-site support with the relevant manufacturer(s).

5.                           It can be assumed that SAS site personnel will be responsible for performing maintenance to level 1 and 2 which includes the following:

•                              operating front panel controls;

•                              routine inspection of front panel indicators;

•                                  replacement of fuses, lamps, and printed circuit boards;

•                                  adjustment of levels and frequencies;

•                                  basic software administration (loading and logging);

•                                  restocking spares and returning failed units to the Contractor;

6.                           This option shall be renewable annually by Inmarsat for a minimum period of ten (10) years.

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7.                           The Maintenance Plan shall include the Contractor response time and MTTR of 2 hours at the SAS site.

8.                           Not more than 10 elapsed days shall be allowed for a hardware repair that is returned to the Contractor.

9.                           During agreed high risk periods that is not to exceed one month per annum, the maintenance service shall include reasonable on-call technical support covering technical assistance and advice, as well as status reporting on outstanding problems. This is applicable during normal working hours (defined as 8.30am to 4.30pm, Monday to Friday but excluding public holidays).

10.                     Faults shall be reported and processed using a formal procedure to be agreed between the Contractor and Inmarsat.

11.                     In the event that a maintenance engineer is required to visit a SAS site then a mutually agreeable time notification period shall be agreed by CDR.

12.                     On-site attendance shall be required in cases of emergency and when the site operator staff has not been able to resolve the problem using the Contractor supplied procedures.

13.                     This shall be charged on a time and expenses basis.

14.                     The provisional response time shall be 5 days within Europe and 8 days for the rest of the world provided the geographical location of the SAS sites is declared by CDR.

15.                     The Contractor shall adhere to all necessary local site regulations (i.e. safety, legal, etc.) when on-site at the SAS locations.

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APPENDIX 1: LAUNCH VEHICLE SUPPORT REQUIREMENTS

The Contractor shall be responsible for pre-launch operation tasks at each launch site as described below:

a)         handling and operation of the spacecraft and spacecraft test equipment during the launch operations

b)        assembly and checkout activities, such as those related to batteries, solar arrays, pyrotechnic devices, propulsion subsystem propellant filling and pressurisation, and spacecraft checkout;

c)         supply of propellants and pressurants as required for the mission;

d)        transportation of the satellite at the launch site where not provided by the launch vehicle agency;

e)         participation in launch operation rehearsals;

f)           provision of a compatibility test with the SCC for each satellite;

g)        recovery operations after an aborted launch and performing all operations necessary to prepare the spacecraft for launch again;

h)        recovery of spacecraft hazardous equipment if recoverable after a launch failure;

i)            disposal of hazardous waste from spacecraft launch preparation, such as surplus fuel;

j)            support to Inmarsat during the launch campaign in meetings to review progress, to identify and resolve interface or facility issues and also in the Acceptance and Launch Readiness Reviews; and

k)         to demonstrate compliance with the safety requirements of the launch vehicle agencies;

l)            to provide voice and data communications links from the launch site to the SCC in London, in order to monitor satellite telemetry up to the moment of launch;

m)      mass properties;

n)        alignment;

o)        integration with adapter and launch vehicle.

The nominal durations for the launch campaigns are as follows:-

Ariane 5, Delta 4, Atlas 5	5 weeks

Proton	6 weeks

Sea Launch	7 weeks

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APPENDIX 2: OPERATIONS SUPPORT PLAN

The Operations Support Plan (OSP) shall include, as a minimum, the following provisions:

•                  preparation of the pre-launch operational documentation including the Ground Spacecraft Interface Document (GSID), the Mission Manual, and the Operational Requirements Handbook (ORH) as defined in Section 3.3.1.

•                  support at specific operations meetings and reviews conducted by Inmarsat including ORH and Flight Control Procedures reviews (at the Contractor’s premises), Critical Operations Review and Mission Readiness Review at Inmarsat.

•                  preparation and maintenance of a single central spacecraft telemetry and telecommand database which shall be transferred to Inmarsat via a computer readable medium compatible with Sybase.

•                  provision of equipment and communications links associated with the transfer of real-time telemetry collected during spacecraft integration and test and the spacecraft/ground segment compatibility testing which will take place both at the Contractor’s facilities and at the launch site.

•                  review and approval of Compatibility Test Procedures, Flight Control Procedures (LEOP and on-station both nominal and contingencies), and In-Orbit Test Procedures, all prepared by Inmarsat based on procedures contained in the ORH.

•                  preparation and provision of two 15 days training courses on the spacecraft for Inmarsat spacecraft control operations personnel. The training programme shall include classroom and structured on the job training at the Contractor’s facility and also at Inmarsat.

•                  participation in operations rehearsals at the Inmarsat SCC prior to the launches of the satellites by all members of the Contractor’s staff who will support LEOP activities. For F1 the first rehearsal shall be held in accordance with the agreed Operational Support Plan for a duration of 5 working days and shall cover nominal operations. The second rehearsal shall be held in accordance with the agreed Operational Support Plan for a duration of 5 working days and shall cover contingencies and recovery operations associated with all phases of the mission. The third rehearsal shall be held immediately prior to launch for a duration of 5 working days. For the second and all subsequent spacecraft a dress rehearsal shall be held for a maximum of 5 days prior to each launch. No additional rehearsals are foreseen.

•                  support of orbital operations at the Inmarsat SCC from launch until the completion of in-orbit testing for each spacecraft with Contractor representatives covering each subsystem, and

•                  support to Inmarsat for spacecraft anomalies, as required, from launch to end of life of the satellite, via an appropriate ‘Emergency Support’ agreement.

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APPENDIX 3:      DELIVERABLE EQUIPMENT AND SERVICES

Item .	Description	Final Acceptance	Delivery Location and Date	Comments

1	Protoflight Spacecraft	LRR	Launch Site ****

2.	Second Spacecraft	LRR	Launch Site ****after EDC

3.	Third Spacecraft	LRR	Launch Site **** after EDC

4.	Documentation	In accordance with Appendix 5 of the SOW	Inmarsat. As required.	As specified in the CDRL

5.	Mission Support Services	N/A	Various. As required

6.	Launch Support Services	N/A	Launch Site. As Required

7.	Transportation and Storage Services	N/A	Launch Site. As Required

8.	TT&C ‘Suitcase’ Simulator	Final Acceptance Review held in accordance with Section 7.4.5 of the SOW at **** mths	Inmarsat. After completion of all compatibility testing in accordance with Section 3.6 of the SOW	Inmarsat will advise the potential countries to which this unit may be delivered at **** prior to the need date as soon as possible and in any case no later than CDR.

9.	Payload Control System	PCS h/w final acceptance test is the PCS Site Acceptance Test. PCS s/w final acceptance test is the PCS-to-satellite Compatability Test	Various. **** after EDC for the first system and subsequent deliveries at two (2) month intervals.

Four systems and licences and software licenses are to be supplied (including spares) for installation at the Inmarsat NOC’s and at SAS stations, worldwide.  One copy of the software source code is to be included for each of the PCS software and the simulator.

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10.	Spacecraft Dynamic Simulator Software	Final Acceptance Review held in accordance with Section 7.4.5 of the SOW.	Inmarsat. Preliminary version **** after EDC. Final version**** after EDC.	Three operational licenses are required. One copy of the source code is to be included.

11.	On-board Flight Software Source Code	N/A	Inmarsat. Pre-Shipment Review	Access to the preliminary code will be provided to Inmarsat at CDR and to final code prior to the software acceptance test. Pseudo-code is to be delivered. DSP code is excluded.

12.	LEOP Flight Control Software	Final Acceptance Review held in accordance with Section 7.4.5 of the SOW.	Inmarsat SCC. **** after EDC.	Source code is deliverable and subject to modification by Inmarsat in accordance with Section 3.11 of this SOW. Three operational licenses shall be provided.

13.	Life-test Battery Cells	N/A	Inmarsat TBD. ****

Note:              The Contractor’s obligations in respect of source code to be delivered to Inmarsat shall be limited to delivery of a copy of such source code.

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APPENDIX 4:     OPTIONAL EQUIPMENT AND SERVICES

Item	Description	Final Acceptance	Delivery Location and Date	Comments

1.	Spacecraft Storage	As required	As required	See Section 9 of this S.O.W.

2.	Station-keeping Flight Control Software	Final Acceptance Review held in accordance with Section 7.4.5 of the SOW.	Inmarsat SCC. ****EDC.	Source code is deliverable and subject to modification by Inmarsat in accordance with Section 9.2 of this SOW. Three operational licenses shall be provided.

3.	Enhanced Navigation Payload

4.	Additional Payload Control Systems	Final Acceptance Review held in accordance with Section 7.4.5 of the SOW.	Various. ****and in any case no later than **** after exercise of option.	For installation at the Inmarsat NOC’s and at 4 SAS stations, worldwide

5.	Battery Life Testing	Test Review Board at completion of test.	****

6.	Five-panel solar arrays	Spacecraft LRR	N/A

7.	Additional spacecraft	LRR	Launch Site TBS. ****after exercise of option.

Note:       The Contractor’s obligations in respect of source code to be delivered to Inmarsat shall be limited to delivery of a copy of such source code.

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APPENDIX 5:                   CONTRACT DOCUMENTATION LIST (CDRL)

PART A:       MANAGEMENT DOCUMENTS

Item No.	Description	Submission Requirement	Submission Criteria	No of Copies	Comments

M1	Programme Management Plan (PMP)	At EDC+1 month, plus updates as appropriate	Approved at EDC + 1 month	10	Includes: Organisational Charts, Review Management Plan

M2.	Change Management Plan	At EDC+1 month with PMP	Approved at EDC + 1 month	10

M3.	Configuration and Data Management Plan	At EDC+1 month with PMP	Approved at EDC + 1 month	10

M4.	Spares Plan	Preliminary at EDC, final at System PDR	Approval at PDR	10	Part of the Hardware Matrix

M5.	Shipping, Transportation and Storage Plan	System PDR	Approval	10	Included in Test Plan

M6.	Weekly Progress Bulletin	Weekly	For information	10

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M7.	Quarterly Progress Report	Quarterly	For Information	10

Includes:
•  Action Item Status List  •  Summary Programme Schedule
•  Critical Equipment Schedule     Analysis
•  Milestone and Invoice Payment     Status
•  Milestone Payment Forecast
•  Summary of key system level     budgets
•  PA Status Report
•  Mission/Operation status

M8.	Contract Change Notice (CCN)	As required, or within 15 days of receipt of a Change Request (CR)	Approval	2

M9.	Hardware Matrix	At EDC	Approval	10

M10	Operations Support Plan	At EDC	Approval at CDR	10

M11	Training Plan	PDR	Approval at CDR	10

M12	Detailed Programme Schedules	Regular Monthly Update	For Information

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PART B:       ENGINEERING DOCUMENTS

Item No.	Description	Submission Requirement	Submission Criteria	No of Copies	Comments

E1.	System Specifications	Preliminary at EDC, final at PDR	Approval at PDR	10	Includes EMC, Environmental and General Design and Interface specs and Design, Interface, Environmental & Test requirements

E2.	Design Verification Matrix	Preliminary at System PDR Final at System CDR	Approval at CDR	10

E3.	Ground-Spacecraft Interface Document	Preliminary at EDC, final at PDR excluding PCS final definition. Final at EDC+9 months including PCS definition.	Approval of final document.	5

E4.	Subsystem Specifications	14 days before PDR’s, then as updated	Review	10	This document is replaced by the following three documents:- 1. Satellite Design Specification 2. Interface and Performance Requirements, AOCS, Propulsion and Structure.

E5.	Structural Design Requirements	Draft within 3 months after EDC, then as updated	Review	10

E6.	Mechanisms Design Requirements and Analysis Strategy	Draft within 3 months after EDC, then as updated	Review	10

E7.	Equipment Specifications	14 days before PDR’s, then as updated	Review	10

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E8.	Design Review Data Packages	14 days before PDR’s, CDR’s and FDR for major reviews, 14 days before equipment reviews	Review	10

E9.	Stress, Fracture and Dynamic Analysis	14 days before PDR’s, CDR’s and FDR, 15 days before equipment reviews	Review	10

E10.	Antenna Pointing Error Analysis	Appropriate design review data packages	Review	10	Including Pointing Error Budget

E11.	Propellant Budget Analysis	Update as new data becomes available	Review	10	Included in Quarterly Progress Report

E12.	Mass Properties Analysis	Update as new data becomes available	Review	10	Included in Quarterly Progress Report

E13.	DC Power Budget Analysis	Update as new data becomes available	Review	10	Included in Quarterly Progress Report

E14.	Mission Analysis	14 days before appropriate PDR, CDR and FDR	Review	10

E15.	Electromagnetic Compatibility (EMC) Analysis	Appropriate design review data packages and whenever updated	Review	10

E16.	Radiation Effects Analysis (including Deep Charging analysis)	Appropriate design review data packages and whenever updated	Review	10

E17.	Spacecraft Charging Analysis	Appropriate design review data packages and whenever updated	Review	10

E18.	Spacecraft Contamination Analysis	Appropriate design review data packages and whenever updated	Review	10

E19.	Spacecraft Venting Analysis	Appropriate design review data packages and whenever updated	Review	10

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E20.	Communications Subsystem Analyses	Appropriate design review data packages and whenever updated	Review	10	Includes: • Detailed budgets for all Specification parameters • PIM and Multipaction analysis

E21.	PIM Development and Test Plan	14 days prior to System PDR, and whenever updated	Review	10

E22.	Subsystem Analyses	14 days prior to subsystem design reviews and whenever updated	Review	10

E23.	Thermal Analysis	14 days prior to PDR/CDRFDR then as updated	Review	10

E24.	Mechanisms Analysis	14 days prior to PDR/CDRFDR then as updated	Review	10

E25.	EGSE and MGSE analyses	Appropriate design review data packages and whenever updated	Review	10

E26.	Worst Case Analysis	14 days prior to appropriate CDR, and whenever updated	Review	10

E27.	System Summary	Preliminary at EDC, Update with System design review data packages	Review	10

E28.	Mission Manual	Outline at PDR, first issue at CDR and Final at FDR	Review	10

E29.	Operations Requirement Handbooks	Outline at PDR, First issue at CDR, Final issue at FDR. Regular updates as appropriate	Review	10	Includes generic/heritage operation procedures

E30.	Fracture Control Plan	Appropriate design review data packages and whenever updated	Review	5

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E31.	Detailed Unit Level Design Description	Appropriate design review data packages	Review	10

E32.	Electrical Circuit Schematic Diagrams	One year after delivery of F2	Review	1	To include equivalent electrical diagrams as described in Section 8.2 of this SOW.

E33.	Mechanical Drawings	At appropriate Equipment or Subsystem CDR, updated as necessary	Review	1

E34.	Not used.

E35.	Satellite Data Book	At spacecraft Pre-Ship Review	Review	5	Spacecraft specific calibration data, e.g. mass properties, alignment data etc. shall be provided; representative examples 6 months prior to Spacecraft Launch, final data before Launch.

E36.	Satellite Telemetry and Telecommand Lists	Draft at PDR, First Issues at CDR, Final at FDR	Review	10

E37.	EGSE/MGSE Design Descriptions	Design review data packages and whenever updated	Review	5

E38.	Operations training course material	2 weeks before course	Review	10

E39.	Flight Softtware Requirements Document	14 days before SRR, then as updated	Review	10

E40.	Flight Software Architectural Design Document	14 days before ADR(PDR), then as updated	Review	10

E41.	Flight Software Detailed Design Document	14 days before DDR(CDR), then as updated	Review	10

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TT&C SUITCASE SIMULATOR DOCUMENTATION

S1.	Suitcase Simulator Specifications	PDR	Approval	5

S2.	Suitcase Simulator Mechanical and Electrical Drawings	First issue CDR Final issue IPAT	Review	5

S3.	Suitcase Simulator Test Plan	PDR	Review	5

S4.	Suitcase Simulator Test Report	1 Month after testing completed	Review	5

S5.	Suitcase Simulator Operation and Maintenance Manual	IPAT	Review	5

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PART C:       SPACECRAFT TEST DOCUMENTS

Item No.	Description	Submission Requirement	Submission Criteria	No of Copies	Comments

T1	OverallTest Plan	Final at EDC, updates 14 days prior to system design reviews	Approved at EDC	10

T2	Detailed Test Requirements Specifications	At appropiate system, sub-system and equipment PFR’s and CDR’s.	Approval

T3	Equipment and Subsystem Test Plans and Procedures	At Appropriate Equipment or Subsystem CDR	Review	3

T4	Equipment and Subsystem Test Reports	At TRB	Review	3	As-run data shall be presented at the TRB. Test report to be included in the EIDP.

T5	Spacecraft Test Procedures	Preliminary at System CDR, Final at System FDR	Review	10	To be included in the EIDP

T6	Spacecraft Test Reports	At TRB	Review	5	As-run data shall be presented at the TRB. Test report to be included in the EIDP.

T7	Launch Operation and Deployment Report	Summary report within 1 month of completion	Review	5

T8	Flight Software Test Plan	Preliminary at FSW PDR (ADR), final at FSW CDR (DDR)	Review	10

T9	Flight Software Test Procedures	FSW CDR (DDR) and whenever updated	Review	3

T10	Flight Software Test Report	At FSW TRB	Review	3

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PART D:       PRODUCT ASSURANCE DOCUMENTS

Item No.	Description	Submission Requirement	Submission Criteria	No of Copies	Comments

P1	Product Assurance Plan	EDC, plus updates as appropriate	Approved at EDC	5

P2	Qualification Status Report	EDC, plus updates as appropriate	Review	5

P3	Critical Items List	Update for System Design Review Data Packages	Approval	5

P4	Reliability Analysis	Update for System Design Review Data Packages	Review	5

P5	Parts Derating and Stress Analysis	Preliminary at CDR Final at FDR	Review	3

P6	Parts Derating Exceptions	As Issued	Approval	3	Summary Listing required for system design reviews

P7	Failure Mode, Effects and Criticality Analysis (FMECA)	Update for System Design Review Data Packages	Review	5	Also includes Failure Effects Summary

P8	Single Point Failure List	Update for System Design Review Data Packages	Approval	5	Single Point Failures are included in the Critical Items List and FMECA. Preliminary copy provided for information at EDC.

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P9	Failure Notification	Within 24 hours of the occurrence except for sub-contractor failures which shall be notified within 24 hours of receipt of the occurence report.	For Information	1	By Fax or Email

P10	Test Discrepancy Reports	Within 7 days of occurrence	For Review	2

P11	Failure Analysis Reports	As required	For Review	2

P12	Authorised Materials and Processes List	PDR	Review	5

P13	Non-Conformance/Failure Status Report	Monthly	For Information		To be included in Monthly Progress Reports

P14	Audit Results	Upon Request	For Information	1	Also includes Sub-contractor audits

P15	MIP Plan	CDR	Review	5

P16	End Item Data Package	Upon Delivery	Review	1

P17	Non-Conformance Report	As Issued	Review	2

P18	Approved Parts List	As issued	Review	5

P19	Declared Parts List	PDR, CDR and FDR	Review	5

P20	Declared Materials and Processes List	PDR, CDR and FDR	Review	5

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P21	SubContractor PA Plans	As Received	Review	1

P22	Software Quality Plan	Within 2 months following EDC	Approval	5

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PART E: DYNAMIC SIMULATOR SOFTWARE

D1	DSS Software Requirements Specification	PDR	Approval	5

D3	DSS Detailed Design Document	CDR	Review	5

D6	DSS Test Report	1 Month after testing completed	Review	5

D7	DSS Users Manual	IPAT	Review	5

D8	Software simulator source code and supporting documentation	After OSAT	Review	5

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PART F: PAYLOAD CONTROL SYSTEM (PCS) DOCUMENTATION

F1	PCS Requirements Specification including Draft ICD and hardware interface freeze.	EDC ****	Approval	5

F2	PCS Preliminary Design Document (including software Architectural Design Document and Draft Hardware System Manual)	EDC ****	Review	5

F3	PCS Detailed Design Document (including Software Detailed Design Document, Final Hardware System Manual and Final ICD)	EDC ****	Review	5

F4	PCS Test Plans	Draft at EDC ****, EDC ****	Review	5

F5	PCS Test Procedures	EDC ****	Review	5

F6	PCS Test Report	1 month after testing completed	Review	5

F7	PCS Operations and Maintenance Procedures	Factory Acceptance	Review	5

F8	PCS User’s Handbook (including schematics)	14 days prior to delivery	Approval	5	Including source code

F9	Final Interface Control Document	EDC ****	Approval	5

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PART G: LEOP AND STATION-KEEPING FLIGHT CONTROL SOFTWARE DOCUMENTATION

G1.	Flight Control Software Requirements Specification	Software PDR	Approval	5

G2.	Detailed Design Document	Software CDR	Review	5

G3.	Test Plans	Draft at PDR, final at CDR	Review	5

G4.	Test Procedures	Software CDR	Review	5

G5.	Test Report	1 month after testing completed	Review	5

G6.	Flight Control Software source code and supporting documentation.	After IPAT	Approval	5

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APPENDIX 6:      UNRESTRICTED DELIVERABLE DATA

All documents defined in the CDRL (Appendix 5) shall have no restrictions in terms of Inmarsat’s rights in Intellectual property as defined in Article 13 to this contract with the exception of the categories of documents defined in Table A6.1.  Within these categories, any restrictions shall apply only to specific data or analysis related to identified subcontractors.  Any such restricted data shall be defined by the Contractor by PDR for Inmarsat approval.

Table A6.1

Item No.	Description
E7	Equipment Specifications (tbc)

E8	Design Review Data Packages

E9	Stress, Fracture and Dynamic Analysis

E17	Spacecraft Charging Analysis

E21	PIM Development and Test Plan

E22	Subsystem Analyses

E23	Thermal Analysis

E24	Mechanisms Analysis

E26	Worst Case Analysis

E31	Detailed Unit Level Design Description

E32	Electrical Circuit Schematic Diagrams

E33	Mechanical Drawings

T3	Equipment and Subsystem Test Plans and Procedures

P11	Failure Analysis Reports

P14	Audit Results

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Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX B – TECHNICAL SPECIFICATIONS AND

OPERATIONAL REQUIREMENTS

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1.	INTRODUCTION

2.	SPACECRAFT SYSTEM REQUIREMENTS

2.1	GENERAL
2.2	ORBITAL REQUIREMENTS
2.3	LAUNCH REQUIREMENTS
2.4	DEFINITION OF CO-ORDINATE AXES, ATTITUDE ANGLES AND TORQUES
2.5	ANTENNA BEAM POINTING ACCURACY
2.6	SYSTEM BUDGETS
2.7	SPACECRAFT RELIABILITY REQUIREMENTS
2.8	RADIATION ENVIRONMENT
2.9	OPERATIONAL REQUIREMENTS
2.10	NAVIGATION PAYLOAD

3.	COMMUNICATIONS SUBSYSTEM

3.1	FUNCTIONAL DESCRIPTION
3.2	PERFORMANCE REQUIREMENTS
3.3	TRANSPONDER CONFIGURATION
3.4	COVERAGE
3.5	ANTENNA PERFORMANCE
3.6	USER LINK GEOGRAPHICAL ISOLATION REQUIREMENTS
3.7	FREQUENCY REUSE
3.8	G/T
3.9	EIRP
3.10	LINEARITY
3.11	CHANNELISATION
3.12	TRANSMISSION CHANNEL GAIN CHARACTERISTICS
3.13	TRANSMISSION CHANNEL PHASE CHARACTERISTICS
3.14	SPURIOUS OUTPUT SIGNALS
3.15	OUT-OF-BAND RESPONSE
3.16	CESSATION OF EMISSIONS
3.17	OVERLOAD CAPABILITY
3.18	ON-BOARD PAYLOAD HEALTH VERIFICATION
3.19	INTERFACE REQUIREMENTS

4.	TELEMETRY, TRACKING AND COMMAND SUBSYSTEM

4.1	FUNCTIONAL DESCRIPTION
4.2	RADIO FREQUENCY REQUIREMENTS
4.3	TELEMETRY FUNCTION
4.4	COMMAND FUNCTION
4.5	RANGING FUNCTION
4.6	INTERFACE REQUIREMENTS
4.7	GROUND STATION CHARACTERISTICS

5.	ATTITUDE AND ORBIT CONTROL SUBSYSTEM (AOCS)

5.1	ATTITUDE DETERMINATION
5.2	ATTITUDE AND ORBIT CONTROL
5.3	FAULT PROTECTION
5.4	INTERFACE REQUIREMENTS

6.	PROPULSION SUBSYSTEM

6.1	FUNCTIONAL REQUIREMENTS
6.2	PROPELLANT BUDGETS
6.3	SUBSYSTEM INTERFACES

7.	ELECTRICAL POWER SUBSYSTEM

7.1	FUNCTIONAL REQUIREMENTS

Confidential

7.2	INTERFACE REQUIREMENTS

8.	THERMAL CONTROL SUBSYSTEM

8.1	FUNCTIONAL REQUIREMENTS
8.2	DESIGN REQUIREMENTS
8.3	INTERFACE REQUIREMENTS

9.	STRUCTURE SUBSYSTEM

9.1	PERFORMANCE REQUIREMENTS
9.2	SUBSYSTEM DESIGN REQUIREMENTS

10.	MECHANISMS

10.1	DESIGN REQUIREMENTS
10.2	INTERFACE REQUIREMENTS

11.	PYROTECHNIC SUBSYSTEM

11.1	DESIGN REQUIREMENTS
11.2	INTERFACE REQUIREMENTS

12.	SPACECRAFT DESIGN REQUIREMENTS

12.1	GENERAL
12.2	MECHANICAL DESIGN REQUIREMENTS
12.3	ELECTRICAL DESIGN REQUIREMENTS
12.4	HARDWARE / SOFTWARE FOR MICROPROCESSOR SYSTEMS
12.5	RADIATION DESIGN REQUIREMENTS
12.6	GENERAL TELECOMMAND AND TELEMETRY REQUIREMENTS

APPENDIX 1 - Narrow Spot Beam Coverage Polygon Vertex Co-ordinates

APPENDIX 2 - Payload Control System (PCS)

APPENDIX 3 - Dynamic Software Simulator

APPENDIX 4 - Navigation Payload

***

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Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX C – PRICE BREAKDOWN

****

Confidential

C - 1

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX D – PAYMENT PLAN

Confidential

Table D1:  Milestone Payments

Milestone Nos	Date (month)	Milestone Description	Value ($)	Cumulative Value ($)	***
1	***	Contract Award	***	***
2	***	ATP for L-Band feed	***	***
3	***	SSPA ABOM	***	***
4	***	ATP for L-Band reflector	***	***
5	***	DSP ASIC’s PDR Minutes agreed	***	***
6	***	Completion of all key sub-contractor ATP’s	***	***
7	***	Completion of PFM Cone/Cylinder Assy	***	***
8	***	System PDR complete	***	***
9	***	FGU PDR complete	***	***
10	***	Completion of EQM DSP ASIC’s manufacture	***	***
11	***	Delivery of Xenon tanks for PFM	***	***
12	***	Completion of First Comms Module Panel	***	***
13	***	Completion of mfr of PFM shearwalls for SM	***	***
14	***	PFM PPU Delivery	***	***
15	***	PFM SCU Delivery	***	***
16	***	EQM SSPA TRB	***	***
17	***	CPS TRB	***	***
18	***	Delivery of complete set of ONET’s	***	***
19	***	Delivery of complete set of SSPA’s for PFM	***	***
20	***	PFM FGU Delivery	***	***
21	***	Delivery of EQM DSP	***	***
21a	***	Payload Control System delivery	***	***
21b	***	LEOP FCS	***	***
21c	***	Life Test Battery Cell delivery	***	***
22	***	Delivery of Feed Array for PFM	***	***
23	***	Delivery of complete set of SSPA’s for F2	***	***
24	***	Delivery F2 FGU	***	***
25	***	F2 SM to Toulouse for mating	***	***
25a	***	TT & C Suitcase Final Acceptance Review	***	***
26	***	Integrate battery into PFM SM	***	***
27	***	PFM FDR minutes agreed	***	***
27a	***	DSS Final Acceptance Review	***	***
28	***	Delivery of PFM DSP	***	***
29	***	Delivery of F2 CM to Toulouse (except for DSP)	***	***
30	***	F2 DSP delivery	***	***
31	***	Delivery of SSPA’s for F3	***	***
32	***	PFM L-Band Reflector Installation	***	***

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33	***	Delivery of L-Band Feed for F3	***	***
34	***	PFM vibration test TRB	***	***
35	***	PFM Pre-SCTV Open Door Test Completion	***	***
36	***	F2 Mechanical Tests TRR	***	***
37	***	PFM Installed in Range Test Facility	***	***
38	***	PFM Final installation solar arrays	***	***
39	***	PFM Delivery to Launch Site	***	***	***
40	***	F2 Pre-SCTV Open Door Test Completion	***	***
41	***	F2 Post-environmental L-Band reflector TRR	***	***
42	***	F2 SCTV Complete	***	***
43	***	F2 Delivery to Launch Site	***	***
44	***	F2 LRR	***	***
45	***	F3 SCTV Complete	***	***
46	***	F3 Reflector Final Integration	***	***
47	***	F3 Delivery to Launch Site or Storage	***	***	***

NOTE:

(1) ***

(2) ***

Table D2:  Post-Launch Milestone Payments

Milestone	PFM ($)	FM2 ($)	FM3 ($)
Successful injection	***	***	***
Completion of IOT	***	***	***
Emergence from First Full Eclipse	***	***	***
Total Post Launch Milestones	***	***	***

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Table D3:  Performance Incentive Payments

Incentive Payments (Quarters After Successful Injection)	PFM ($)	FM2 ($)	FM3 ($)
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***
8	***	***	***
9	***	***	***
10	***	***	***
11	***	***	***
12	***	***	***
13	***	***	***
14	***	***	***
15	***	***	***
16	***	***	***
17	***	***	***
18	***	***	***
19	***	***	***
20	***	***	***
21	***	***	***
22	***	***	***
23	***	***	***
24	***	***	***
25	***	***	***
26	***	***	***
27	***	***	***
28	***	***	***
29	***	***	***
30	***	***	***
31	***	***	***
32	***	***	***
33	***	***	***
34	***	***	***
35	***	***	***
36	***	***	***
37	***	***	***
38	***	***	***
39	***	***	***
40	***	***	***
Total	***	***	***

***

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Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX E – PERFORMANCE ALGORITHM

Confidential

SPACECRAFT PERFORMANCE INCENTIVE ALGORITHM

The Spacecraft Performance Incentive Factor used for the calculation of payment of in-orbit incentives is ****, which are calculated as follows:

1.     L-Band Performance Incentive Factor

Parameter	Scale	L-Band Performance ***
		****	****	****
1. L-Band EIRP	dBW	0	****	****
2. L-Band Rx Isolation	dB	0	****	****
3. L-Band G/T	dB/K	0	****	****
4. L-Band Tx Isolation	dB	0	****	****
5. Number of Channels	Numeric	N	****	****

Where N is given by the following table:

Quarters after In Orbit Acceptance	N
0	****
1 - 28	****
29	****
30	****
31	****
32	****
33	****
34	****
35	****
36	****
37	****
38	****
39	****
40	****

****

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L-Band Performance Incentive Factor = ****

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2.     C-Band Performance Incentive Factor

Parameter	Scale	C-Band Performance Factor
		****	****	****
1. C-Band EIRP	dBW	0	****	****
2. C-Band G/T	dB/K	0	****	****
3. Number of Channels	Numeric	N	****	****

Where N is given by the above table.

The C-Band Performance Factor is ****.

C-Band Performance Incentive Factor = ****

****

The Spacecraft Performance Incentive Factor determines the percentage of performance incentives earned in any quarter, based on the lowest value for the Spacecraft Performance Incentive Factor in that quarter.

The Spacecraft Performance Incentive Factor shall be determined on a quarterly basis, using measurements and analysis supplied by Inmarsat to the Contractor.  The Contractor shall be given the opportunity to review and independently validate such data on test measurements, tolerances and setup characteristics and to recommend alterations to operational procedures.

Should Inmarsat elect not to make measurements, the Spacecraft Performance Incentive Factor in respect of any parameter shall be deemed to be 100%.

In determining Satisfactory Performance, no account shall be taken of any period of unavailability that is:

a)              attributable to Satellite operator error, payload reconfiguration for business purposes or station change maneuvers; or

b)             less than one one-hundredth percent (0.01%) outage per quarter; or

c)              attributable to communications link fading due to external causes; or

d)             extraneous events outside of the control of the contractor; or

e)              attributable to earth station sun blinding.

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Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX F – TERMINATION LIABILITY PROFILE

Confidential

F - 1

Date (month)%
EDC + 1	***
EDC + 2	***
EDC + 3	***
EDC + 4	***
EDC + 5	***
EDC + 6	***
EDC + 7	***
EDC + 8	***
EDC + 9	***
EDC + 10	***
EDC + 11	***
EDC + 12	***
EDC + 13	***
EDC + 14	***
EDC + 15	***
EDC + 16	***
EDC + 17	***
EDC + 18	***
EDC + 19	***
EDC + 20	***
EDC + 21	***
EDC + 22	***
EDC + 23	***
EDC + 24	***
EDC + 25	***
EDC + 26	***
EDC + 27	***
EDC + 28	***
EDC + 29	***
EDC + 30	***
EDC + 31	***
EDC + 32	***
EDC + 33	***
EDC + 34	***
EDC + 35	***
EDC + 36	***
EDC + 37	***
EDC + 38	***
EDC + 39	***
EDC + 40	***
EDC + 41	***
EDC + 42	***
EDC + 43	***
EDC + 44	***
EDC + 45	***
EDC + 46	***

***

Confidential

F - 2

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX G – GOVERNMENTAL AUTHORISATIONS

Confidential

Part A

INMARSAT 4 ITEMS REQUIRING TAA’s

Equipment	US content	US supplier	TAA Status	TAA Need Date
L band Reflector	All	TRW-Astro or Harris	a) TRW-Astro : Current EAST TAA, extended until ****, allows technical communication with MMS ; shall be amended to cover Inmarsat 4	****
b) Harris : applied for a TAA covering Inmarsat 4, currently under DoS review

L band Inet	All	Anaren	TAA text is drafted for Inmarsat 4, and will have to be submitted to DoS, in****.	****

Caribou	ASIC	Mikrotonix

MoA and TAA texts are currently drafted for NI Alpha programme, before being sent to US DoS and NSA for review and approval,  ****. NSA has been informed of the upcoming request for Inmarsat 4, which implies the submittal of documents very similar to NI Alpha ones.

****

Battery	NiH2 5.5” battery cells	HSC	A revised TAA text has been submitted recently by HSC to DoS, and has been approved by DoS on ****.	****

Embedded heat pipes	All	Swales	TAA & MLA approved by DoS ****.	****

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Part B

INMARSAT 4 ITEMS REQUIRING EXPORT LICENSES

1. Payload items

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
L band Reflector	All	TRW-Astro or Harris	Supplier not yet selected Export License not yet requested	****	****

L band Inet	All	Anaren	Supplier not yet selected Export License not yet requested	****	****

Digital Signal Processor MMS UK	Asics	Honeywell	Design data accessible, since the design software is not ITAR controlled. The ASIC itself will be radhard, and will be ITAR controlled. Honeywell to request the export license in****	****	****

Confidential

2. Thermal control items

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
Embedded heat pipes	all	Swales	Current deliveries are made under a generic telecom export license, presently under review at DoS, which is applicable to Inmarsat 4 hardware. No need for new export license identified.	****	****

Surface heat pipes	all	Dynatherm	Export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time, currently scheduled in ****.	****	****

Confidential

3. Propulsion items

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
Pressurant tank	all	Arde

Current export license covers qualification programme and first two tanks (for NI Alpha) ; will expire in****. It is valid only for MMS UK, and has to be amended through a programme General Communication, to give access to MMS Fr and Inmarsat 4 experts.

Export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time, currently scheduled in ****.

				****	****

LAE	all	Kaiser Marquardt

Current export license covers CDR and qualification programme. It is valid only for MMS UK, and has to be amended through a programme General Communication, to give access to MMS Fr and Inmarsat 4 experts.

Export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time, currently scheduled in ***.

				****	****

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Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
RCT valves	all	Moog	Export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time, currently scheduled in May 2000	****	****

Latch valves	all	Moog	As above	****	****

Pyro valves	all	Moog	As above	****	****

Pyro Initiators	all	HiShear	As above	****	****

Pressure transducers	all	Gulton Statham	As above	****	****

Pressure regulators	all	Standford Mu	As above	****	****

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4. Service Module Electronics

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
MPIU MMS F	MOSFET 2N7381 MOSFET 2N7268	International Rectifier

Exchange of information covered by current contract

Current stock is covered by an Eurostar generic license and may cover Inmarsat 4 needs (assessment ongoing). Export license (or Warehouse Distribution Agreement : WDA) for new Purchase Order will be requested at Purchase Order time.

Current Rad-hard SRAM memories from Honeywell will be replaced for flight models by non rad hard memories from White Microelectronics/USA, for which TAA and export licenses are not needed.

				****	****

SCU MMS F	MOSFET 2N7381	International Rectifier	As above	****	****

ADE4 MMS F	MOSFET 2N7381 MOSFET 2N7268	International Rectifier	As above	****	****

PSR MMS F	MOSFET 2N7268	International Rectifier	As above	****	****

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Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
Caribou	ASIC	Mikrotonix

The Centurion ASIC which emulates the Caribou interface and is needed to validate the interfaces and operation with the SCU has to be covered by an export license.

The Caribou ASIC cannot be formally exported ; it will be installed on the spacecraft just before launch under tight NSA control, wherever the location. No export license.

				****	****

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5. Power items

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
Battery cells	NiH2 5.5” battery cells	HSC	Export license for the cells will be requested at Purchase Order time, currently scheduled in May 2000	****	****

Solar Array DSS	Release device GaAs/Ge cells	Pyro Alliance Spectrolab	Export license will be requested by DSS at purchase Order time, currently scheduled in ****	****	****

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6. ADCS Sensors

Equipment	US contents	US Supplier	Export License Status	First Item Delivery Date	Export License Target
MAIA DTG MMS F	Gyro	Condor	Current stock at MMS is covered by an export license and a DSP83. Generic export license for new Purchase Order will be requested at Purchase Order time.	****	****

IRES SODERN	Bolometers	Servo	Current stock at MMS was delivered before **** and is not ITAR controlled. Generic export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time.	****	****

BASS sensor MMS F	Optics	UDT	Current stock at MMS was delivered before **** and is not ITAR controlled. Generic export license or Warehouse Distribution Agreement for new Purchase Order will be requested at Purchase Order time.	****	****

Confidential

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX H – KEY PERSONNEL

Confidential

H - 1

KEY PERSONNEL

This section provides the resumes of the key personnel assigned to form the Program Management Office (PMO).

The list of the PMO members is as follows:

PROGRAMME DIRECTOR	:	Michel LE MOINE
CONTRACT OFFICER	:	Gaetan MARTIN
SYSTEM ENGINEERING MANAGER	:	Pierre-François DELVAL
PAYLOAD MANAGER	:	Mark MALLISON
SPACECRAFT PROCESS MANAGER	:	Patrick ROVET
PRODUCT ASSURANCE MANAGER	:	Gilles RICHARD
AIT MANAGER	:	Eric ROUCHOUSE
EUROSTAR PRODUCT MANAGER	:	Charles DAGRAS
PROJECT CONTROL	:	Abdel MARRAKCHI (acting)
PAYLOAD PROCUREMENT MANAGER	:	Eric D’ANDRIMONT
FEED PROCUREMENT MANAGER	:	to be advised
DEPLOYABLE REFLECTOR PROC MANAGER	:	to be advised

RESPONSIBLE OFFICERS, KEY PRODUCTS (MMS)

-SSPAs	:	Alan COX
-DSP	:	Justin BYRNE
-FGU	:	Steve PARKER

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H - 2

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX I – KEY SUBCONTRACTORS

Confidential

I - 1

	Equipment	Subcontractor
1	Deployable Reflector	Harris Corporation

2	L Band Feed Assembly	EMS

3	Digital Signal Processor ASIC’s	Honeywell

4	Digital Signal Processor MCM’s	Kyocera

5	L band SSPA’s	MMS*

6	C band HPA’s	Bosch Telecom

7	L band Pre and Post processing chains	ASN

8	C band upconverters and downconverters	ASN

9	L band INET	Anaren

10	L band LNA’s	MMS*

11	Solar Arrays	DASA

12	Liquid Apogee Engine	Marquardt

13	Battery Cells	Hughes Space & Comms

* to be confirmed

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I - 2

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX J – OVERALL TEST PLAN

****

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J - 1

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX K – PRODUCT ASSURANCE PLAN

****

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX L – RADIATION ENVIRONMENT

****

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX M – PRICE BREAKDOWN FOR OPTIONAL SPACECRAFT

Confidential

M - 1

The following prices are in equivalent United States Dollars (including the amounts at risk proposed for post launch milestone achievement and in-orbit performance):

Order Date (Months from EDC)
Spacecraft	Between ***	Between ***	Between ***	Between ***
F4	US$***	US$***	US$***	US$***
F5	US$***	US$***	US$***	US$***

These prices are subject to adjustment according to the following formula:

***

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M - 2

 Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX N – PAYMENT PLAN FOR OPTIONAL SPACECRAFT

Confidential

N - 1

Milestone Nos	Date (month)	Milestone Description	Value ($000)	Cumulative Value ($000)
1	***	Contract award	***	***
2	***	Authorisation to proceed for L-Band Feed	***	***
3	***	Authorisation to proceed for L-Band Reflector	***	***
4	***	Completion of all subcontractor authorisations to proceed	***	***
5	***	ASICs fabrication in process	***	***
6	***	Completion of service model cone cylinder assembly	***	***
7	***	MCM’s test completion	***	***
8	***	Delivery of propellant tanks for service model	***	***
9	***	Delivery of xenon tank for service model	***	***
10	***	Completion of shear wall manufacture for service model	***	***
11	***	Delivery of infra-red Earth sensor	***	***
12	***	Completion of service model structure manufacture	***	***
13	***	Completion of combine propulsion system procurement	***	***
14	***	Completion of communications model floor panels manufacture	***	***
15	***	Delivery of avionics to service model	***	***
16	***	Completion of CM/CPS AIT	***	***
17	***	Delivery of frequency generator unit	***	***
18	***	Delivery of solid state power amplifiers	***	***
19	***	Payload units integration completion (Except for DSP)	***	***
20	***	Delivery of digital signal processor	***	***
21	***	Delivery of battery module	***	***
22	***	Delivery of communications model to Toulouse	***	***
23	***	Delivery of feed array	***	***
24	***	Final design review minutes agreed	***	***
25	***	Delivery of all payload units to Toulouse	***	***
26	***	Completion of service model and communications model coupling	***	***
27	***	Delivery of solar array	***	***
28	***	Delivery of reflector	***	***
29	***	Completion of mechanical test	***	***
30	***	Completion of thermal vacuum test	***	***
31	***	Spacecraft delivery at launch site	***	***

Note: For the purposes of this Annex, EDC refers to the date of exercise of the option for purchase of the additional spacecraft.

***

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N - 2

Inmarsat 4

SPACE SEGMENT

CONTRACT INM-CO/00-2524/lt

ANNEX O – PRICE BREAKDOWN AND PAYMENT PLAN FOR OPTIONS

Confidential

All prices Firm Fixed US$

1.                                      Five Panel Solar Array

In accordance with Section 9.4 of the Statement of Work.

This option requires that all Inmarsat 4 spacecraft will be modified accordingly.

PFM	***
F2	***
F3	***
F4	***
F5	***

*For currency treatment, see notes at end of Annex O.

Option exercise date:                                                                     No later than PDR

Payment Plan:

Event	Date	Payment
Order of option	***	***
PFM delivery	***	***
F2 delivery	***	***
F3 delivery	***	***

2.                                      Launch Support

The Contract Price includes launch support for an Ariane V launch.  In the event that an alternative launch vehicle is chosen, the following amount shall be paid as appropriate.

Launch Vehicle	PFM	F2	F3
Sealaunch	***	***	***
Delta 4	***	***	***
ATLAS 5	***	***	***
Proton M Breeze M	***	***	***

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Launch Vehicle	F4/F5
Date of order (after EDC)	***	***	***	***
Sealaunch	***	***	***	***
Delta 4	***	***	***	***
ATLAS 5	***	***	***	***
Proton M Breeze M	***	***	***	***

Payment Plan:

Event	Date	Payment
Order of option	***	***
Launch campaign completion	***	***

3.                                      Enhanced Navigation Payload

Inmarsat may wish to enhance the capability of the Navigation Payload such that both E5 and L5 are available on the satellite and can be selected by ground command.  If this option is exercised, all spacecraft will be modified accordingly.

Non-recurring	Recurring	Total
***	***	***

If ordered, the price of the optional spacecraft will be increased by $***, added to the US$ content of the option spacecraft price.  See note 1 regarding currency treatment.

Option Exercise Date:  No later than ***

Payment Plan:

Event	Date	Payment
Order of option	***	***
Delivery of enhanced FGU	***	***
Delivery of CM in Toulouse	***	***

Confidential

4.                                      Battery life test

Non-recurring	Recurring	Total
***	***	***

Option Exercise Date:  No later than EDC + 5 months.

Payment Plan:

Event	Date	Payment
Order of option	***	***
Start of Testing	***	***
End of Testing	***	***

5.                                      Stationkeeping Flight Control Software

Non-recurring	Recurring	Total
***	***	***

Option Exercise Date:  No later than PDR

Payment Plan:

Event	Date	Payment
Order of option	***	***
Final acceptance	***	***

6.                                      Payload Control System Options

	Non-recurring	Recurring	Total
Additional units	***	***	***

Inmarsat may procure up to *** additional Payload Control Systems.  The unit price of $*** shall be valid up to ***.  Should Inmarsat order additional units after *** but no later than ***, the unit price will *** to $***.

Confidential

Payment Plan:

Event	Payment
Order of option	***
Final acceptance	***

	Non-recurring	Recurring	Total
Maintenance (first four units)	***	***	***

Maintenance for the first year of activities shall be ordered three months before the delivery of the first unit and shall be extended for any additional year, three months before the end of the maintenance period.  The maintenance period shall commence on Final Acceptance of the last of the four units.  Maintenance for single units can be ordered at $***.

Payment Plan:

Event	Payment
Beginning of year	***
End of year	***

***

7.                                      Storage

Flight Model	Monthly Storage Charge
	***	***	***	***	***	***
PFM	***	***	***	***	***	***
FM2	***	***	***	***	***	***
FM3	***	***	***	***	***	***

***

Flight Model	Additional Fixed Charge
	***	***	***	***	***	***
PFM	***	***	***	***	***	***

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FM2	***	***	***	***	***	***
FM3	***	***	***	***	***	***

***

Note 1:         Currency Treatment of options relating to Optional Spacecraft

Option 1: 5 Panel Solar Array

Price per spacecraft:             ***

Option 3: Enhanced Navigation Payload

Price per spacecraft:             ***

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